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      AWARD/CONTRACT                      | 1. THIS CONTRACT IS A RATED ORDER UNDER    |  RATING          |     PAGE OF PAGES
                                          | DPAS (15 CFR 350)                          |                  |       1 of 106
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2. CONTRACT (Proc. Inst. Idens.)NO.   | 3. EFFECTIVE DATE       | 4. REQUISITION/PURCHASE REQUEST/PROJECT NO.
DTFA01-97-C-00021                     |         12/24/96        |                                705110
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5. ISSUED BY                                CODE |              | 6. ADMINISTERED BY (If other than Item 5)       CODE |           |
                                                 |              |                                                      |           |
Federal Aviation Administration                   --------------|                                                       -----------
800 Independence Ave., S.W.                                     |
Washington, DC  20591                                           |
Kyle Richmond, 202-267-7851                                     |
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7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP Code)            | 8. DELIVERY
                                                                                             | /X/ FOB ORIGIN / / OTHER (See below)
                                                                                             |--------------------------------------
Invision Technologies, Inc.                                                                  |  9. DISCOUNT FOR PROMPT PAYMENT
3420 E. Third Ave.                                                                           |          NA
Foster City, California  94404                                                               |--------------------------------------
                                                                                             | 10. SUBMIT INVOICES          |  ITEM
                                                                                             |    (4 copies unless other-   |
---------------------------------------------------------------------------------------------|     wise specified) TO THE   |   12
CODE                                            | FACILITY CODE                              |     ADDRESS SHOWN IN:        |
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11. SHIP TO/MARK FOR                        CODE  |            |  12. PAYMENT WILL BE MADE BY                     CODE |
See Section F                                     |            |  Federal Aviation Administration                      |
                                                   ------------|  Accounts Payable Branch, ABA-222                      ------------
                                                               |  800 Independence Avenue, S.W.
                                                               |  Washington, DC  20591
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13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:  |  14. ACCOUNTING AND APPROPRIATION DATA
    / / 10 USC 2304(c)(  )      / / 41 USC 252(c)(   )         |      W/982A/0/F050/3A13AO/3146/98600106
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15. ITEM NO.   |      15B. SUPPLIES/SERVICES        |    15C. QUANTITY   |   15D. UNIT  |  15E. UNIT PRICE  |  15F. AMOUNT
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               |      See Section B                 |                    |              |                   |
               |                                    |                    |              |                   |
               |                                    |                    |              |                   |
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                                                                             15G. TOTAL AMOUNT OF CONTRACT  |  $ 52,278,800.00
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                                                       16. TABLE OF CONTENTS
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 (X)  |  SEC  |        DESCRIPTION                    | PAGE(S) | (X) | SEC |             DESCRIPTION                      | PAGE(S)
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                      PART I - THE SCHEDULE                     |                PART II - CONTRACT CLAUSES
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  X   |   A   |   SOLICITATION/CONTRACT FORM          |    1    |  X  |  I  |       CONTRACT CLAUSES                        |  20
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  X   |   B   |   SUPPLIES OR SERVICES AND            |    4    |      PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
      |       |   PRICES/COSTS                        |         |
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  X   |   C   |   DESCRIPTION/SPECS./WORK STATEMENT   |    8    |  X  |  J  |      LIST OF ATTACHMENTS                      |  22
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  X   |   D   |   PACKAGING AND MARKING               |    1    |               PART IV - REPRESENTATIONS AND INSTRUCTIONS
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  X   |   E   |   INSPECTION AND ACCEPTANCE           |    5    |  X  |  K  |       REPRESENTATIONS, CERTIFICATIONS AND     |  25
----------------------------------------------------------------|     |     |       OTHER STATEMENTS OF OFFERORS            |
  X   |   F   |   DELIVERIES OR PERFORMANCE           |    5    |     |     |                                               |
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  X   |   G   |   CONTRACT ADMINISTRATION DATA        |    4    | N/A |  L  |   INSTRS. CONDS. AND NOTICES TO OFFERORS      |
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  X   |   H   |   SPECIAL CONTRACT REQUIREMENTS       |   11    | N/A |  M  |   EVALUATION FACTORS FOR AWARD                |
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                                 CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
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17. /X/ CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required | 18./ / AWARD (Contractor is not required to sign this document.)
to sign this document and return   3   copies to issuing          | Your offer on solicitation number____________, including the
office.)  Contractor agrees to furnished and deliver all items    | additions or changes made by your which additions or changes
or perform all the services set forth or otherwise identified     | are set forth in full above, is hereby accepted as to the
above and on any continuation sheets for the consideration        | contract which consists of the following documents: (a) the
stated herein.  The rights and obligations of the parties to      | Government's solicitation and your offer, and (b) this
this contract shall be subject to and governed by the following   | award/contract.  No further contractual document is necessary.
documents: (a) this award/contract, (b) the solicitation, if      |
any, and (c) such provisions, representations, certifications,    |
and specifications, as are attached or incorporated by reference  |
herein.  (ATTACHMENTS ARE LISTED HEREIN.)                         |
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19A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)                     | 20A. NAME OF CONTRACTING OFFICER
                                                                  |      John H. Graham
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19B. NAME OF CONTRACTOR                     |  19C. DATE SIGNED   | 20B. UNITED STATES OF AMERICA               |  20C. DATE SIGNED
                                            |                     |                                             |
BY________________________________________  |                     | BY________________________________________  |
  (Signature of person authorized to sign)  |                     |   (Signature of Contracting Officer)        |
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

                                PART I - THE SCHEDULE

                  SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

                                                               Section B, Page i

                                PART I - THE SCHEDULE
                   SECTION B - SUPPLIES AND SERVICES AND PRICE/COST


                                  TABLE OF CONTENTS


B.1   IDENTIFICATION OF SERVICES..........................................  1
      A.  INDEFINITE DELIVERY/INDEFINITE QUANTITY REQUIREMENTS............  1
      B.  TIME AND MATERIALS REQUIREMENTS.................................  3

B.2   SUMMATION...........................................................  5

                                                               Section B, Page 1


                                PART 1 - THE SCHEDULE
                   SECTION B - SUPPLIES OR SERVICES AND PRICE/COST

B.1 IDENTIFICATION OF SERVICES

The Contractor shall provide the following supplies and services in accordance with the terms and conditions of this contract, for a two-year performance period commencing with date of contract award. All contract line items (CLINs) will be activated by means of delivery or task orders.

               A.  INDEFINITE DELIVERY/INDEFINITE QUANTITY REQUIREMENTS

During the term of this contract, the Government shall order and the Contractor shall furnish not more than the maximum number of items detailed below. For details regarding minimum contract ordering requirements, please see Section H, "Minimum and Maximum Contract Amounts."

                                                          MAX
                             MAX             UNIT         TOTAL
CLIN  SUPPLIES/SERVICES      QTY     UNIT    PRICE        PRICE            NOTE

0001  CTX 5000SP EXPLOSIVES  100     EA    $900,000   $90,000,000           A
      DETECTION SYSTEM

0002  IMAGE QUALITY TEST     100     EA        NSP*   Price included        A
      KIT (IQTK)                                      in CLIN 0001

0003  POWER INCLINED         100     EA     $36,000   $3,600,000            A
      ENTRANCE CONVEYOR

0004  LUGGAGE POSITIONING    100     EA     $57,000   $5,700,000            A
      ADAPTER

0005  POWERED FLAT           100     EA     $27,000   $2,700,000            A
      ENTRANCE CONVEYOR

0006  PLC JUNCTION WITH      100     EA     $13,000   $1,300,000            A
      STANDARD INTERFACE
      SOFTWARE

0007  EXIT SLIDE             100     EA      $8,000   $800,000              A

0008  REMOTE LOCATION OF     100     EA     $19,800   $1,980,000            A
      OPERATOR CONSOLE
      PACKAGE

0009  THREAT IMAGE           100     EA        NSP*   Price included        A
      PROJECTION (TIP)                                in CLIN 0001
      PACKAGE

                                                               Section B, Page 2

                                PART 1 - THE SCHEDULE
                   SECTION B - SUPPLIES OR SERVICES AND PRICE/COST

                                                          MAX
                             MAX             UNIT         TOTAL
CLIN  SUPPLIES/SERVICES      QTY     UNIT    PRICE        PRICE            NOTE

0010  TIP LIBRARY            1200    VOL       NSP*   Price included        A
                                                      in CLIN 0001
0011  FIELD DATA             100     EA        NSP*   Price included        A
      REPORTING AND IMAGE                             in CLIN 0001
      DISPLAY PACKAGE
0012  FIRST YEAR WARRANTY    100     EA        NSP*   Price included        A
      - PARTS AND LABOR                               in CLIN 0001

0013  FIRST YEAR WARRANTY    100     EA     $23,000       $2,300,000        A
      - EXTENDED HOURS

0014  OPERATOR TRAINING      100     EA     $10,000       $1,000,000        A
      CLASS

0015  INSTRUCTOR TRAINING    50      EA     $20,000       $1,000,000        A
      CLASS

0016  ENGINEER               50      EA      $2,000         $100,000        A
      MAINTENANCE
      TRAINING CLASS

* NSP - Not separately priced. Price included in CLIN 0001.

                                                              Section B, Page 3

                                PART 1 - THE SCHEDULE
                   SECTION B - SUPPLIES OR SERVICES AND PRICE/COST

                         B.  TIME AND MATERIALS REQUIREMENTS

CLIN 0017 - TASK 1 - SITE-SPECIFIC SYSTEM SUPPORT

(To be definitized. See Section I, Clause 3.2.4-23 "Contract Price Definitization.")

CATEGORY                     MAXIMUM   HOURLY         MAXIMUM        NOTE
                              HOURS     RATE           AMOUNT

SOFTWARE ENGINEER              3,760                                   B
COMPUTER PROGRAMMER            3,760                                   B
FIELD SERVICE ENGINEER         3,760                                   B
SITE ENGINEER                  3,760                                   B
APPLICATION ENGINEER           3,760                                   B
HARDWARE ENGINEER              3,760                                   B
DOCUMENT SPECIALIST            3,760                                   B
DESIGN ENGINEER                3,760                                   B
ASSEMBLY TECHNICIAN            3,760
FABRICATION TECHNICIAN         3,760

ESTIMATED TRAVEL               NA      NA             $250,000         C
ESTIMATED MATERIAL AND         NA      NA             $500,000         D
OTHER DIRECT COSTS                                    --------

TOTAL
ITEM 0017                                                              E
                                                      --------
                                                      --------

                                                               Section B, Page 4

                                PART 1 - THE SCHEDULE
                   SECTION B - SUPPLIES OR SERVICES AND PRICE/COST


                                                          MAX
                                  MAX          UNIT      TOTAL
CLIN  SUPPLIES/SERVICES           QTY  UNIT    PRICE     PRICE          NOTE

0018     TRAVEL AND               NA   NA      NA        $500,000       C
         SUBSISTENCE FOR ITEM
         0014 (FUNDED AMOUNT
         SHOWN IS A
         GOVERNMENT
         ESTIMATE -
         AUTHORIZED TRAVEL
         AND SUBSISTENCE
         COSTS SHALL BE NON-
         FEE BEARING.)
0019     CONTRACT DATA            NA   NA      NSP*      Price included
         REQUIREMENTS (See                               in CLIN 0001
         Section J)

                                        NOTES

NOTE "A" - Units will be order via individual delivery orders. See the Section H clause "Delivery Order Procedures." Minimum and maximum contract amounts, by item, are detailed in the Section H clause, "Minimum and Maximum Contract Amounts."

NOTE "B" - Direct labor requirements will be ordered via task orders. See the Section H clause "Task Order Procedures. Fully burdened, fixed hourly rates apply to all direct labor input under the subject contract line item 0017.

NOTE "C" - The amount listed above is based upon a pre-contract Government estimate. Travel requirements shall be set forth in individual delivery or task orders. Travel costs shall be non-fee bearing.

NOTE "D" - The amount listed above is based upon a pre-contract Government estimate. Material/Other Direct Costs requirements shall be set forth in individual delivery or task orders. Material/Other Direct Costs shall be non-fee bearing.

 .
NOTE "E" - Total maximum amount, by item, shall be computed by summing labor categories, estimated travel, and estimated material/ODC maximum amounts. Total maximum amount, by item, shall then be transcribed by the offeror to the corresponding item number amount in the summation table below.

                                                              Section B, Page 5

                                PART 1 - THE SCHEDULE
                   SECTION B - SUPPLIES OR SERVICES AND PRICE/COST


B.2 SUMMATION

MAXIMUM TOTAL OF CLIN ITEMS 0001 THROUGH 0016                    $110,480,000
MAXIMUM TOTAL OF CLIN ITEMS 0017                                 $Undefinitized
MAXIMUM TOTAL OF CLIN ITEM 0018                                  $500,000
MAXIMUM TOTAL OF CLIN ITEM 0019                                  $NSP
--------------------------------------------------------------------------------
TOTAL MAXIMUM CONTRACT VALUE (Less CLIN 0017)                    $110,980,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 PART I -THE SCHEDULE

                SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

                                                               Section C, Page i


                                PART I - THE SCHEDULE
                SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

                                  TABLE OF CONTENTS

C.1 PURPOSE.................................................................  1

C.2 WORK STATEMENT..........................................................  1
    CLIN 0001 - CTX 5000SP EXPLOSIVES DETECTION SYSTEM......................  1
    CLIN 0002 - IMAGE QUALITY TEST KIT (IQTK)...............................  2
    CLIN 0003 - POWER INCLINED ENTRANCE CONVEYOR............................  2
    CLIN 0004 - LUGGAGE POSITIONING ADAPTER.................................  3
    CLIN 0005 - POWERED FLAT ENTRANCE CONVEYOR..............................  3
    CLIN 0006 - PLC JUNCTION WITH STANDARD INTERFACE SOFTWARE...............  3
    CLIN 0007 - EXIT SLIDE..................................................  3
    CLIN 0008 - REMOTE LOCATION OF OPERATOR CONSOLE PACKAGE.................  3
    CLIN 0009 - THREAT IMAGE PROJECTION (TIP) PACKAGE.......................  3
    CLIN 0010 - TIP LIBRARY.................................................  4
    CLIN 0011 - FIELD DATA REPORTING AND IMAGE DISPLAY PACKAGE..............  4
    CLIN 0012 - FIRST YEAR WARRANTY - PARTS AND LABOR.......................  5
    CLIN 0013 - FIRST YEAR WARRANTY - EXTENDED HOURS........................  5
    CLIN 0014 - OPERATOR TRAINING CLASS.....................................  5
    CLIN 0015 - INSTRUCTOR TRAINING CLASS...................................  6
    CLIN 0016 - ENGINEER MAINTENANCE TRAINING CLASS.........................  6
    CLIN 0017 - TASK 1 -SITE-SPECIFIC SYSTEM SUPPORT........................  6
    CLIN 0018 - TRAVEL AND SUBSISTENCE......................................  6

C.3 CONTRACT DATA REQUIREMENTS (CLIN 0019)..................................  6
    C.3.1 Monthly Formal Progress Review....................................  6
    C.3.2 Maintenance Readiness Plan........................................  7
    C.3.3 Production Readiness Plan.........................................  7
    C.3.4 TIP Library Development Plan......................................  7
    C.3.5 Training Expansion Plan...........................................  7
    C.3.6 Operations Manual.................................................  7
    C.3.7 Maintenance Manual................................................  7
    C.3.8 Integration Manual................................................  8
    C.3.9 Installation Manual...............................................  8

C.4 REFERENCES..............................................................  8

                                                               Section C, Page 1

                                 PART I - THE SCHEDULE
                SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT


C.1 PURPOSE

The purpose of this procurement is to acquire and deploy FAA certified Explosives Detection Systems (EDS), specifically the CTX 5000SP manufactured by InVision Technologies, Inc. of Foster City, CA. The equipment will be used to automatically screen passenger baggage for explosives. This procurement is in response to a specific mandate by the White House Commission on Aviation Safety and Security pertaining to the deployment of existing advanced baggage screening technologies. The goal of the Commission and of this procurement is to raise the level of security for the traveling public by deploying this equipment.

C.2 WORK STATEMENT

The Contractor shall furnish and/or make available all necessary technical and support labor, materials, equipment, facilities, services and data to accomplish all requirements necessary for or incident to the performance of this project. Specific deliverables are listed in Section B of this contract; work areas associated with the each deliverable are discussed below. All items furnished under this contract shall be operationally tested for successful performance after installation on site by the Contractor on a schedule as mutually agreed to by the FAA and the Contractor and in accordance with industry standards and workmanship. The Contractor shall also afford full cooperation as described in Section H. 1 herein with other contractors separately engaged by the FAA for the purposes of system integration and engineering. All CLINs involving software packages or electronically stored data shall be assumed to be for single user licenses.

CLIN 0001 - CTX 5000SP EXPLOSIVES DETECTION SYSTEM

Contractor will manufacture and install at a specified location (airport) an FAA-certified Automated Explosive Detection System (EDS) ready to be integrated as specified for that particular location. Hereinafter, "system" shall refer to the "CTX 5000SP". An FAA-certified EDS is defined as a device formally tested by the FAA and proven to meet the requirements of the "Final Criteria for the Certification of Explosive Detection Systems" as delineated in the FEDERAL REGISTER on September 10, 1993 and hereinafter referred to as the "FAA Certification Criteria." This deliverable includes all hardware, software, and supporting services/materials required (excluding items specified separately in subsequent CLINs) to operate the system to screen passenger baggage. The following are required capabilities:

- The system shall provide the probability of detection and probability of False Alarm specified by the FAA Certification Criteria against the full range of explosives required in the FAA Certification Criteria.

-   The system shall provide for a minimum automated throughput of 250 bags/hr.

                                                              Section C, Page 2


- The system shall have cabinet x-ray shielding in compliance with FDA 21 CFR 1020.40.

-   The systems shall include these other features:

--  Third Generation Computed Tomography Scanner
--  Integrated 2D x-ray pre-scanner ("SP")
--  70 degree fan beam x-ray source
--  Solid state detector array
--  High speed digital data acquisition and control system
--  Multiple voltage isolation transformer
--  Uninterrupted power supply (UPS) for computer system
-- Standard Programmable Logic Controller ("PLC") interface Which allows for infeed conveyor operation
--  Modem for remote system diagnosis
--  Operator Console including:
    -    Two 17", high resolution color monitors
    -    25 ft. connecting cable
--  Single user license for FAA CERTIFIED operating software, including:
    Automated Explosive Detection, Motion Control, Display, Threat Resolution and User Tools Package
-- Up to two person weeks of pre-installation site survey and consultation, including technical support as needed to work with FAA-designated system integrator
--  Operator's manual (English version)

The Contractor shall accomplish all requirements necessary to support the installation of each system including: on-site set-up and assembly of the system, but excluding site preparation and local handling, in order to render the CTX 5000SP and associated hardware delivered under this contract ready for operation in accordance with the Contractor's published installation manual.

CLIN 0002 - IMAGE QUALITY TEST KIT (IQTK)

The Image Quality Test Kit (IQTK) shall on demand, automatically check and record a range of critical image quality parameters. The kit shall allow for daily verification of the system's operation and longer term analysis of hardware performance. Test results shall be maintained for a period of one year to allow for off-line trend analysis. Operator demonstration of IQTK shall occur at system site after system installation as scheduled by mutual agreement.

CLIN 0003 - POWER INCLINED ENTRANCE CONVEYOR

The Contractor shall deliver and install a luggage infeed conveyor for manual loading. The conveyor shall be sloped from floor level to the CTX entrance. The Contractor shall integrate the conveyor to the CTX system such that it is controlled and powered by the system through its standard PLC interface.

                                                              Section C, Page 3


CLIN 0004 - LUGGAGE POSITIONING ADAPTER

The Contractor shall deliver and install a luggage positioning adapter (LPA) for automated luggage loading. The adapter shall automatically position luggage prior to insertion into the CTX-5000SP for inspection. The adapter shall include an out of gauge sensor to prevent bags that exceed allowable height from entering the system. The Contractor shall integrate the LPA to the CTX system such that it is controlled by the system through its internal PLC. Power for LPA to be provided at site by user. The integration shall provide for manual override to allow for manual insertion of bags into the system.

CLIN 0005 - POWERED FLAT ENTRANCE CONVEYOR

The Contractor shall deliver and install a powered flat entrance conveyor for semi-automated luggage loading. The Contractor shall integrate the conveyor to the CTX system such that it is controlled and powered by the internal PLC. The integration shall provide for manual override to allow for manual insertion of bags into the system.

CLIN 0006 - PLC JUNCTION WITH STANDARD INTERFACE SOFTWARE

The Contractor shall deliver and install a PLC junction interface for intelligent connections between the CTX and on-site conveyor system. Interface shall include eighteen (18) standard inputs/outputs (IO's).

CLIN 0007 - EXIT SLIDE

The Contractor shall deliver and install an unpowered luggage exit slide for manual unloading of luggage. Slide shall be sloped from CTX exit to ground level with luggage stop.

CLIN 0008 - REMOTE LOCATION OF OPERATOR CONSOLE PACKAGE

The Contractor shall deliver a package for locating the operator console up to 300 meters from CTX unit. The Contractor shall complete all connections at the CTX unit and the console. This item does not include cabling nor its installation.

CLIN 0009 - THREAT IMAGE PROJECTION (TIP) PACKAGE

The Contractor shall deliver and install a Threat Image Projection Package. The package shall provide for random insertion of pre-recorded bag images (from a volume of the TIP library described in CLIN 0010, below) between images from real bags. The package shall record the date and time of the insertion, the operator's response to the inserted images, the operator's name, and the image ID (identification). The package shall also record data indicating numbers of bags processed, machine alarms processed, and screener alarm rates for individual screeners. The package shall maintain all TIP data on the system for a minimum of one year.

The package shall provide for summary reports of the data collected in a useful and easily produced fashion. The reports shall track screener performance over a user-set rating period. Specifically, the reports shall track individual operator performance on both Improvised Explosive Device (IED) and False

                                                              Section C, Page 4


Alarm TIP images, the times each operator was logged into the system, number of bags inspected by each operator, number of machine alarms handled by each operator, and number of bags suspected. The package shall provide for printing of the summary reports. Users will have access to raw data for off-line preparation of custom reports.

The package shall provide for supervisor level access to. change the frequency of insertion, and the balance of IEDs to False Alarms. The package shall maintain a permanent record of any supervisor changes.

CLIN 0010 - TIP LIBRARY

The Contractor shall provide and install a TIP library which consists of 12 separate volumes. Each volume shall contain threat bag and false alarm bag images for use by the TIP Package. Each volume shall contain at least 150 threat bags and 50 false alarm bags. The threat bags shall represent the full range of the explosives specified by the FAA EDS Certification Criteria. The specific volume shall be selected by the government at the time of order. The Contractor shall offer a selection of at least: Six (6) volumes with no shared bags between volumes; six (6) additional volumes with at least fifty percent (50%) of the bag images not shared between volumes nor with first set, and the remainder recycled from the first set, but not shared among these six (6) volumes. The images in the volumes shall represent all explosives categories in the FAA Certification Standard. The FAA shall provide as Government Furnished Information (GFI) the specification for IED configuration and placement for each volume in the TIP library.

FAA shall provide access to all bags, contents, IED materials, mix of bag requirements, and the CTX system installed at the William J. Hughes Technical Center, sufficient to prepare all volumes in the TIP library.

CLIN 0011 - FIELD DATA REPORTING AND IMAGE DISPLAY PACKAGE

The Contractor shall deliver and install a hardware and software package to collect and store data on system performance and baggage processing. The package shall also allow for printing of system console screen images on demand.

The data shall be automatically collected and stored for each bag inspected by the system. The data shall be exportable in a text format for processing by other computer systems. The specific data to be collected shall at a minimum match that exported by the CTX-5000SP to the current Remote Display Station employed by Delta Airlines at Atlanta's Hartsfield Airport. The package shall be expandable to include other data elements requested by the user. This package shall maintain the data on the system for a minimum of one year.

The package shall also automatically capture the image on both screens of the CTX 5000SP console and print them whenever the operator requests. The package shall store in the CTX an electronic copy of any printed images for a minimum of 50 images. The package shall receive this request through a soft button added to the current CTX operator interface. The system console screen images will be printed on a color printer for association with the bag to assist in alarm resolution.

                                                              Section C, Page 5

CLIN 0012 - FIRST YEAR WARRANTY - PARTS AND LABOR

First year warranty includes all remedial and quarterly preventive maintenance performed in accordance with Contractor's Standard Commercial Practice inclusive of all parts, travel, and labor. Warranty service is provided during a user-defined service schedule of eight consecutive hours between the hours of 6 AM and 10 PM (site local time), Monday through Friday. Any modification to service schedule shall require 30 days advance notice and shall be mutually agreed. During the warranty period, the Contractor shall provide:

1.  An engineer on-site within 2 hours of service request;
2.  24-hour technical support via telephone;
3.  Modem diagnostic support;
4. Comprehensive software maintenance including bug fixes and new features, excluding any hardware, if necessary to support software upgrades.

After-hours, weekend, and holiday service will be obtained under CLIN 0013, "First Year Warranty -- Extended Hours" or CLIN 0017, "Site Specific System Support".

CLIN 0013 - FIRST YEAR WARRANTY - EXTENDED HOURS

Contractor shall extend the services offered under CLIN 0012 to 24 hour coverage, 365 days per year.

CLIN 0014 - OPERATOR TRAINING CLASS

The Contractor shall conduct an operator training class in accordance with the InVision training syllabus as approved by FAA. The class will consist of four
(4) days classroom training and six (6) days of on machine operation training. An additional one-person week of InVision Application Engineer support shall be available on an as needed basis determined by user and mutually scheduled by user and Contractor. Class shall accommodate up to eight (8) operators. Contractor will invite user to provide instruction of site-specific resolution procedures. Upon successful completion of the training, trained operators will be provided sufficient information and instruction to be proficient in the startup, operation, shut down tasks as well as minor preventative maintenance that may be required. The Contractor shall provide all necessary training articles as approved by the FAA including:

    1.   Simulated IEDs (at least 15),
    2.   False alarm articles, and
    3.   Luggage
in real physical form in addition to system images.

At the government's option, training shall be conducted at the Contractor site. If no site is specified in the task, training shall be conducted at the operational (airport) site.

                                                              Section C, Page 6

CLIN 0015 - INSTRUCTOR TRAINING CLASS

The Contractor shall provide training for a customer-selected instructor. Training will prepare the attendee to conduct operator training courses. Successful graduates of the course will be accredited by InVision to teach operators of the CTX 5000SP. Training will occur at Contractor's site and will include course and instruction documentation. Documentation will include a list of all required training materials to conduct an operator training course.

CLIN 0016 - ENGINEER MAINTENANCE TRAINING CLASS

The Contractor shall provide training for a customer-selected maintenance person. Training will occur at Contractor's site and will include course and necessary maintenance documentation. At conclusion of training, students will be provided sufficient information and instruction to be qualified to perform maintenance under the Engineer Support Maintenance Plan.

CLIN 0017 - TASK 1 -SITE-SPECIFIC SYSTEM SUPPORT

The Contractor shall provide time and materials support for modifying items purchased under this contract to meet site-specific requirements for installation and operation as tasked. This task shall cover installation and consultation work above and beyond what is provided in CLIN 0001. Additionally, this task shall cover any additional maintenance service requested by the user above and beyond what is included in CLIN 0012. The Contractor shall develop a plan to address these requirements as needed and shall provide labor to accomplish the modifications at the agreed upon rates for the following categories:

         Software Engineer             Documentation Specialist
         Computer Programmer           Training Specialist
         Field Service Engineer        Design Engineer
         Site Engineer                 Assembly Technician
         Application Engineer          Fabrication Technician
         Hardware Engineer

CLIN 0018 - TRAVEL AND SUBSISTENCE

Funded amounts are indicated in Section B for travel and subsistence supporting CLINs 0014 through 0016.

C.3 CONTRACT DATA REQUIREMENTS (CLIN 0019)

To facilitate management and administration of this contract, the Contractor shall conduct activities and provide reports as specified. See also Section J, List of Exhibits for schedules and distribution.

C.3.1 MONTHLY FORMAL PROGRESS REVIEW

The Contractor shall be responsible for conducting monthly progress reviews at the Contractor site. Progress reviews shall include, at a minimum, a review of all pertinent technical, and schedule aspects

                                                              Section C, Page 7

of the contract, including an estimate of the work to be accomplished in the next month. The reviews shall be documented and submitted as formal reports. The Government reserves the right to replace a formal monthly review at the Contractor site with a less formal update completed by teleconference, to change the location of the reviews at any time, and to increase or decrease the frequency of reviews as required.

C.3.2 MAINTENANCE READINESS PLAN

The Contractor shall prepare a plan describing the actions necessary to implement the field support as specified by this contract. The plan will include but will not be limited to:

    a. Steps required and schedule for establishing regional service representatives/engineers;

    b. Steps required and schedule for establishing spare parts depots, to include estimated spare parts inventories; and

    c. Strategy for hiring maintenance personnel (i.e. new direct personnel, or contracting of services locally),

C.3.3 PRODUCTION READINESS PLAN

The Contractor shall prepare and deliver a plan describing the actions necessary to meet the production requirements and schedule for this contract.

C.3.4 TIP LIBRARY DEVELOPMENT PLAN

The Contractor shall prepare and deliver a plan describing the actions necessary and schedule for developing the additional TIP libraries to be delivered under CLIN 0010 of this contract.

C.3.5 TRAINING EXPANSION PLAN

The Contractor shall prepare and deliver a plan describing the actions necessary and schedule to meet the training requirements of this contract.

C.3.6 OPERATIONS MANUAL

The Contractor shall deliver an Operations Manual and subsequent changes to meet the operations requirements of this contract.

C.3.7 MAINTENANCE MANUAL

The Contractor shall deliver a maintenance manual, which will facilitate owner and operator preventive and corrective maintenance of a non-complex nature.

                                                              Section C, Page 8

C.3.8 INTEGRATION MANUAL

The Contractor shall deliver an Integration Manual which describes the actions necessary to fully integrate a CTX 5000SP into a baggage system.

C.3.9 INSTALLATION MANUAL

The Contractor shall deliver an Installation Manual which describes actions necessary properly install and render operational a CTX 5000SP.

C.4 REFERENCES
The Contractor will be guided by the following references in the performance of this contract:

"Final Criteria for the Certification of Explosive Detection Systems," FEDERAL REGISTER, September 10, 1993

                                PART I - THE SCHEDULE

                          SECTION D - PACKAGING AND MARKING

                                                               Section D, Page i

                                PART I - THE SCHEDULE
                            SECTION D - PACKAGING AND KING


                                  TABLE OF CONTENTS

D.1 PACKING AND PACKAGING...................................................  1

D.2 MARKING OF DELIVERABLES.................................................  1

D.3 MARKING OF REPORTS......................................................  1

                                                               Section D, Page 1

                                PART I - THE SCHEDULE
                          SECTION D - PACKAGING AND MARKING


D.1 PACKING AND PACKAGING

All deliverables under this contract shall be preserved and packaged in accordance with the most economical and best commercial practices to assure delivery at the destination and to prevent deterioration and damage due to shipping, handling and storage hazards.

D.2 MARKING OF DELIVERABLES

In addition to information provided with shipping instructions, all deliverables shall be marked on the outside of the packaging with the following:

a.  FAA contract number;
b.  Contractor's name and address;
c.  List of contents; and
d.  Task order number.

D.3 MARKING OF REPORTS

The Contractor shall mark all reports as follows:

a.  Task Order number
b.  Report Title
c.  Contract number
d.  Date
e.  Distribution

                                PART I - THE SCHEDULE

                        SECTION E - INSPECTION AND ACCEPTANCE

                                                               Section E, Page i

                                PART I - THE SCHEDULE
                        SECTION E - INSPECTION AND ACCEPTANCE


                                  TABLE OF CONTENTS

E.1 3.1-1 CLAUSES AND PROVISIONS INCORPORATED BY REFERENCE (JUNE 1996)......  1

E.2 SOFTWARE QUALITY ASSURANCE REQUIREMENTS.................................  1

E.3 ADDITIONAL CONTRACT QUALITY REQUIREMENTS................................  2

E.4 ASSIGNMENT OF QUALITY RELIABILITY OFFICER (QRO).........................  2

E.5 INSPECTION AND ACCEPTANCE...............................................  3
    E.5.1 PRELIMINARY INSPECTION AND ACCEPTANCE.............................  3
    E.5.2 FINAL INSPECTION AND ACCEPTANCE...................................  3
    E.5.3 INSTALLATION INSPECTION AND ACCEPTANCE............................  3

E.6 AVAILABILITY OF SPECIFICATIONS..........................................  4

E.7 INSPECTION AND ACCEPTANCE OF CONTRACT DATA REQUIREMENTS.................  4

                                                               Section E, Page 1

                                PART I - THE SCHEDULE
                        SECTION E - INSPECTION AND ACCEPTANCE


E.1 3.1-1 CLAUSES AND PROVISIONS INCORPORATED BY REFERENCE (JUNE 1996)

This screening information request (SIR) or contract, as applicable, incorporates by reference one or more provisions or clauses with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make the full text available, or offerors and contractors may obtain the full text via Internet from the Federal Aviation Administration (FAA) home page (http://www.faa.gov).

    3.10.4-2    Inspection of Supplies--Fixed-Price             April 1996
    3.10.4-4    Inspection of Services - Both Fixed-Price &     April 1996
                Cost Reimbursement
    3.10.4-5    Inspection-Time-and-Materials and Labor-Hour    April 1996
    3.10.4-13   Higher-Level Contract Quality Requirement       April 1996
    3.10.4-16   Responsibility for Supplies                     April 1996

    * Insert shall read: "ANSI/ASCQ Q-9003-1994, 'Quality Systems-Model for Quality Assurance in Final Inspection and Test'"

E.2 SOFTWARE QUALITY ASSURANCE REQUIREMENTS

The Contractor shall provide and maintain a software quality assurance program. This program shall be documented, and shall provide for the procedures and controls to be utilized by the Contractor and/or subcontractor(s), if applicable, for assuring that all requirements of the contract are met. As a minimum, this program shall provide for:

    a. A quality assurance (QA) organization that has sufficient responsibility and authority to identify and evaluate quality problems, and to initiate, recommend or provide solutions;

    b. Procedures and controls to assure adequate configuration management during all operations through final acceptance;

    c. Controls to assure that all inspection and testing is performed in compliance with contract requirements and that all test data is complete, correct, traceable, repeatable, and acceptable;

    d. Maintenance of a proper record keeping function to provide objective evidence and traceability of operations performed;

    e. If applicable, procedures and controls for assuring that all software products or services procured from subcontractors conform to contract requirements;

    f. Procedures and controls to assure that all documentation is adequately reviewed and meets contract requirements;

                                                               Section E, Page 2

                                PART I - THE SCHEDULE
                        SECTION E - INSPECTION AND ACCEPTANCE


    g. Procedures and controls for the prevention of software deficiencies, detection and analysis of deficiencies when they do occur, as well as procedures for corrective action;

    h. A system of periodic internal quality audits or review to verify whether quality activities and related results are in compliance with planned arrangements, and to verify that the QA program is performing effectively.

E.3 ADDITIONAL CONTRACT QUALITY REQUIREMENTS

In addition to the contract quality requirements described elsewhere in this document, ANSI/ASQC Q-9003-1994- Quality Systems-Model for Quality Assurance in Final Inspection and Test shall apply.

E.4 ASSIGNMENT OF QUALITY RELIABILITY OFFICER (QRO)

The following provisions are a part of this contract.

    (a) The Government's Quality and Reliability Officer (QRO) assigned to this contract, and designated as such by the Government, has the authority to verify that the Contractor's quality system complies with contract requirements, including the Contractor's Quality System Plan (QSP) (if applicable), to witness tests, and to inspect and accept or reject supplies provided under this contract.

    (b) Prior to shipment thereof, the Contractor shall submit to the QRO, for inspection and acceptance, all supplies which are subject to final Government inspection and acceptance at the Contractor's facilities. Acceptance by the QRO constitutes verification by the Government that supplies comply with all contract requirements which are to be completed prior to shipment, including satisfactory completion of factory tests. Any supplies determined by the QRO to be nonconforming shall be corrected prior to shipment. All other supplies, except those specified to be accepted by the Contracting Officer, shall be submitted to the QRO for final inspection and acceptance prior to shipment.

    (c) Failure of the Contractor to maintain and operate a Quality System in accordance with the terms of the contract may, based upon a written determination of the QRO (and consistent with the quality system requirements of the contract), be grounds for rejection of affected supplies.

    (d) The Contractor shall provide appropriate office space for the QRO and his/her staff for the performance of Government evaluations and administrative functions. The office area shall be secure to accommodate meetings of a sensitive nature. File cabinets and suitable desks, both with locking capabilities, typewriters and chairs, all in good repair, and other miscellaneous office equipment, as required, shall be supplied by the Contractor. The Contractor shall provide secretarial help, as required by the QRO, for typing documents related to the contract. A telephone shall be provided to each desk, with no less than one line per two QRO staff members. The cost of long distance calls placed by the QRO staff will be borne by the Government. The Contractor shall provide parking space to the extent available. In the event a change in location of the QRO staff is required, Contractor/QRO coordination will take place in order to facilitate Government planning and implementation of a smooth transition.

                                                               Section E, Page 3

                                PART I - THE SCHEDULE
                        SECTION E - INSPECTION AND ACCEPTANCE


    (e) Notification of Readiness for Inspection. Unless otherwise specified in the contract, the Contractor shall notify the designated resident QRO in writing within 2 workdays (7 workdays if there is not a resident FAA QRO) of the time (1) when Contractor inspection or tests will be performed in accordance with the conditions of the contract and (2) when the supplies or services performed will be ready for government inspection.

E.5 INSPECTION AND ACCEPTANCE

E.5.1 PRELIMINARY INSPECTION AND ACCEPTANCE

Inspection and test associated with preliminary Government acceptance of systems components and aggregates, including all Hardware/Equipment, along with all Software, Firmware and Interface requirements shall be performed by the Contractor at the Contractor's plant and shall be witnessed by the Government's Quality and Reliability Officer (QRO). Such inspection and testing shall be in accordance with the document titled "InVision Technologies, Inc., CTX Series Explosive Detection System, Factory or Site Acceptance Test Procedure" (see Attachment A, Section J). Additionally, the Government reserves the right to randomly perform additional preliminary acceptance testing. Thirty days prior to the performance of such additional testing, the Government shall notify the Contractor of the general testing requirements.

Preliminary Government acceptance of systems components and aggregates, including all Hardware/Equipment, along with all Software, Firmware and Interface requirements shall be made by the Government QRO at the Contractor's plant.

E.5.2 FINAL INSPECTION AND ACCEPTANCE

Inspection and Final Acceptance by the Government of all Supplies delivered during performance of this contract shall be performed at the Contractor's plant or facility by the Government. Inspection and testing performed prior to final acceptance shall be in accordance with the final acceptance test procedures to be mutually agreed upon by the Government and the Contractor prior to delivery of the first CTX 5000SP system. Such final acceptance test procedures shall be consistent with the FAA's "Final Criteria for the Certification of Explosive Detection Systems" and the general system requirements detailed in this contract.

E.5.3 INSTALLATION INSPECTION AND ACCEPTANCE

Installation Inspection and Acceptance shall be performed by the Government at the installation site in accordance with the installation acceptance test procedures to be mutually agreed upon by the Government and the Contractor prior to installation of the first CTX 5000SP system.

                                                               Section E, Page 4

                                PART I - THE SCHEDULE
                        SECTION E - INSPECTION AND ACCEPTANCE

E.6 AVAILABILITY OF SPECIFICATIONS

ANSI/ASQC Q-9003-1994 Quality Systems-Model for Quality Assurance in Final Inspection and Test may be obtained from:

    American Society for Quality Control
    611 East Wisconsin Avenue
    P.O. Box 3005
    Milwaukee, Wisconsin 53201-3005

    Phone     (414) 272-8575
              (800) 248-1946
    Fax       (414) 272-1734

E.7 INSPECTION AND ACCEPTANCE OF CONTRACT DATA REQUIREMENTS

Contract data requirements shall be inspected and accepted in accordance with CDRL Forms shown in Section J.

                                PART I - THE SCHEDULE

                        SECTION F - DELIVERIES OR PERFORMANCE

                                                               Section F, Page i

                                PART I - THE SCHEDULE
                        SECTION F - DELIVERIES OR PERFORMANCE


                                  TABLE OF CONTENTS

F.1 3.1-1 CLAUSES AND PROVISIONS INCORPORATED BY REFERENCE (JUNE 1996)......  1

F.2 F.O.B. ORIGIN, CONTRACTOR'S FACILITY....................................  1

F.3 PERIOD OF PERFORCE......................................................  2

F.4 PLACE OF DELIVERY/PERFORMANCE - NON-DATA ITEMS..........................  2

F.5 TIME AND PLACE OF DELIVERY - DATA ITEMS.................................  2

F.6 TIME OF DELIVERY - INDEFINITE DELIVERY/INDEFINITE QUANTITY ITEMS........  3

F.7 TIME OF DELIVERY - TIME AND MATERIAL REQUIREMENTS.......................  5

                                                               Section F, Page 1

                                PART I - THE SCHEDULE
                        SECTION F - DELIVERIES OR PERFORMANCE


F.1 3.1-1 CLAUSES AND PROVISIONS INCORPORATED BY REFERENCE (JUNE 1996)

This screening information request (SIR) or contract, as applicable, incorporates by reference one or more provisions or clauses with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make the full text available, or offerors and contractors may obtain the full text via Internet from the Federal Aviation Administration (FAA) home page (http://www.faa.gov).

    3.10.1-9       Stop Work Order               October 3, 1996
    3.10.1-11      Government Delay of Work      April 1996

F.2 F.O.B. ORIGIN, CONTRACTOR'S FACILITY

A. The term "f.o.b. origin, Contractor's facility," as used in this clause, means free of expense to the Government delivered on board the indicated type of conveyance of the carrier (or of the Government, if specified) at the designated facility, on the named street or highway, in the city, county, and State from which the shipment will be made. In accordance with Clause 3.10.4-16, Responsibility for Supplies, title to all supplies furnished under this contract, shall pass to the Government upon delivery to the f.o.b. point.

B.  The Contractor shall:

    1. Pack and mark the shipment to comply with contract specifications; or in the absence of specifications, prepare the shipment in conformance with carrier requirements to protect the goods and to ensure assessment of the lowest applicable transportation charge;

    2. Order specified carrier equipment when requested by the Government; or if not specified, order appropriate carrier equipment not in excess of capacity to accommodate shipment.

    3. Deliver the shipment in good order and condition to the carrier, and load, stow, trim, block, and/or brace carload or truckload shipment (when loaded by the Contractor) on or in the carrier's conveyance as required by carrier rules and regulations.

    4.   Be responsible for any loss of and/or damage to the goods:

         a.   Occurring before delivery to the carrier.

         b.   Resulting from improper packing and marking; or

         c. Resulting from improper loading, stowing, trimming, blocking, and/or bracing of the shipment, if loaded by the Contractor on or in the carrier's conveyance.

                                                               Section F, Page 2

                                PART I - THE SCHEDULE
                        SECTION F - DELIVERIES OR PERFORMANCE

    5. Complete the Government bill of lading supplied by the ordering agency or, when a Government bill of lading is not supplied, prepare a commercial bill of lading or other transportation receipt. The bill of lading shall show:

         a. A description of the shipment in terms of the governing freight classification or tariff (or Government rate tender) under which lowest freight rates are applicable.

         b. The seals affixed to the conveyance with their serial numbers or other identification.

         c.   Lengths and capacities of cars or trucks ordered and furnished.

         d. Other pertinent information required to effect prompt delivery to the consignee, including name, delivery address, postal address and ZIP code of consignee, routing, etc.

         e. Special instructions or annotations requested by the ordering agency for commercial bills of lading; e.g., (1) "to be converted to a Government bill of lading," or (2) "this shipment is the property of, and the freight charges paid to the carrier(s) will be reimbursed by, the Government."

         f. The signature of the carrier's agent and the date the shipment is received by the carrier.

    6. Distribute the copies of the bill of lading, or other transportation receipts, as directed by the ordering agency.

F.3 PERIOD OF PERFORCE

The period of performance of this contract shall be from date of contract award through two (2) years from date of contract award.

F.4 PLACE OF DELIVERY/PERFORMANCE - NON-DATA ITEMS

The place of delivery or performance shall be as specified in individual delivery orders.

F.5 TIME AND PLACE OF DELIVERY - DATA ITEMS

Time and place of delivery of all contract data requirements shall be as detailed in the applicable Contract Data Requirements List (CDRL), Section J.

                                                               Section F, Page 3

                                PART I - THE SCHEDULE
                        SECTION F - DELIVERIES OR PERFORMANCE


F.6 TIME OF DELIVERY - INDEFINITE DELIVERY/INDEFINITE QUANTITY ITEMS

The time of delivery schedule for all contract line items (CLINs) shall be as specified in individual delivery orders; however, the Government shall not order nor shall the Contractor be required to deliver indefinite delivery/indefinite quantity units in excess of the rates indicated below. However, the Government agrees to order the minimum quantity of 54 CLIN 0001 items in the initial delivery order, concurrent with contract award.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CLIN          MAXIMUM                       SCHEDULE
              QUANTITY
--------------------------------------------------------------------------------
0001            100       Commencing January 1997, 1 each per month the first
                          three months; 2 each per month the fourth and fifth
                          months; 3 each the sixth month; 4 each the seventh
                          month; 6 each per month the eighth and ninth months; 8
                          each the tenth month; I0 each per month thereafter.
--------------------------------------------------------------------------------
0002            100       Commencing January 1997, 0 each per month the first
                          two months, 3 each the third month; 2 each per month
                          the fourth and fifth months; 3 each the sixth month; 4
                          each the seventh month; 6 each per month the eighth
                          and ninth months; 8 each the tenth month; 10 each per
                          month thereafter.
--------------------------------------------------------------------------------
0003            100       Commencing January 1997, 1 each per month the first
                          three months; 2 each per month the fourth and fifth
                          months; 3 each the sixth month; 4 each the seventh
                          month; 6 each per month the eighth and ninth months; 8
                          each the tenth month; 10 each per month thereafter.
--------------------------------------------------------------------------------
0004            100       Commencing January 1997, 1 each per month the first
                          three months; 2 each per month the fourth and fifth
                          months; 3 each the sixth month; 4 each the seventh
                          month; 6 each per month the eighth and ninth months; 8
                          each the tenth month; 10 each per month thereafter.
--------------------------------------------------------------------------------
0005            100       Commencing January 1997, 1 each per month the first
                          three months; 2 each per month the fourth and fifth
                          months; 3 each the sixth month; 4 each the seventh
                          month; 6 each per month the eighth and ninth months;
                          8 each the tenth month; 10 each per month thereafter.
--------------------------------------------------------------------------------

                                                               Section F, Page 4

                                PART I - THE SCHEDULE
                        SECTION F - DELIVERIES OR PERFORMANCE


--------------------------------------------------------------------------------
0006            100       Commencing January 1997, 1 each per month the first
                          three months; 2 each per month the fourth and fifth
                          months; 3 each the sixth month; 4 each the seventh
                          month; 6 each per month the eighth and ninth months; 8
                          each the tenth month; 10 each per month thereafter.
--------------------------------------------------------------------------------
0007            100       Commencing January 1997, 1 each per month the first
                          three months; 2 each per month the fourth and fifth
                          months; 3 each the sixth month; 4 each the seventh
                          month; 6 each per month the eighth and ninth months; 8
                          each the tenth month; 10 each per month thereafter.
--------------------------------------------------------------------------------
0008            100       Commencing January 1997, 1 each per month the first
                          three months; 2 each per month the fourth and fifth
                          months; 3 each the sixth month; 4 each the seventh
                          month; 6 each per month the eighth and ninth months; 8
                          each the tenth month; 10 each per month thereafter.
--------------------------------------------------------------------------------
0009            100       Commencing January 1997, 0 each per month the first
                          two months, 3 each the third month; 2 each per month
                          the fourth and fifth months; 3 each the sixth month; 4
                          each the seventh month; 6 each per month the eighth
                          and ninth months; 8 each the tenth month; 10 each per
                          month thereafter.
--------------------------------------------------------------------------------
0010            100       Contractor shall deliver first volume no later than 31
                          March 1997 conditioned upon receipt from the FAA of direction and GFP/GFE NLT Jan. 1997. For CTX-5000SP systems delivered prior to 31 March 1997, initial volume installation shall be performed by the Contractor at system installation site. For CTX 5000SP systems delivered after 31 March 1997, initial volume shall be installed by the Contractor during manufacture of CTX 5000SP.

                          Subsequent volume deliveries (replacements) will be
                          performed at the government's discretion upon a
                          reasonable schedule agreed to by the Contractor and
                          conditioned upon timely receipt of GFP/GFE.
--------------------------------------------------------------------------------
0011            100       Commencing January 1997, 0 each per month the first
                          month, 2 each the second month, 1 each the third
                          month; 2 each per month the fourth and fifth months;
                          3 each the sixth month; 4 each the seventh month;
                          6 each per month the eighth and ninth months; 8 each
                          the tenth month; 10 each per month thereafter.
--------------------------------------------------------------------------------

                                                               Section F, Page 5

                                PART I - THE SCHEDULE
                        SECTION F - DELIVERIES OR PERFORMANCE


--------------------------------------------------------------------------------
0012            100       Commencing January 1997, 1 each per month the first
                          three months; 2 each per month the fourth and fifth
                          months; 3 each the sixth month; 4 each the seventh
                          month; 6 each per month the eighth and ninth months; 8
                          each the tenth month; 10 each per month thereafter.
--------------------------------------------------------------------------------
0013            100       Commencing January 1997, 1 each per month the first
                          three months; 2 each per month the fourth and fifth
                          months; 3 each the sixth month; 4 each the seventh
                          month; 6 each per month the eighth and ninth months; 8
                          each the tenth month; 10 each per month thereafter.
--------------------------------------------------------------------------------
0014            100       Commencing January 1997, 1 each per month the first
                          three months, 2 each per month the fourth and fifth
                          months, 3 each the sixth month, 5 each per month
                          thereafter.
--------------------------------------------------------------------------------
0015            100       Commencing January 1997, 1 each per month the first
                          three months, 2 each per month the fourth and fifth
                          months, 3 each the sixth month, 4 each per month
                          thereafter.
--------------------------------------------------------------------------------
0016            100       Commencing January 1997, 1 each per month the first
                          three months, 2 each per month the fourth and fifth
                          months, 3 each the sixth month, 4 each per month
                          thereafter.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


F.7 TIME OF DELIVERY - TIME AND MATERIAL REQUIREMENTS

The time of delivery schedule for all contract line item (CLIN) 0017 requirements shall be as specified in individual task orders.

                                PART I - THE SCHEDULE

                       SECTION G - CONTRACT ADMINISTRATION DATA

                                                               Section G, Page i

                                PART I - THE SCHEDULE
                       SECTION G - CONTRACT ADMINISTRATION DATA


                                  TABLE OF CONTENTS

G.I CONTACT ADMINISTRATION (FAA)............................................  1

G.2 FAAAMS 3.10.1-22 CONTRACTING OFFICER'S TECHNICAL REPRESENTATIVE.........  2

G.3 INVOICES................................................................  2

G.4 ORDERING (FAAAMS 3.2.4-16, OCTOBER 3, 1996).............................  3

G.5 CORRESPONDENCE PROCEDURES...............................................  3

G.6 TRAVEL COSTS (APPLICABLE TO CLINS 0014, 0017 AND 0018)..................  3

                                                               Section G, Page 1

                                PART I - THE SCHEDULE
                       SECTION G - CONTRACT ADMINISTRATION DATA


G.I CONTACT ADMINISTRATION (FAA)

a. CONTRACTING OFFICER: The FAA Contracting Officer's name and address are as follows:

    Federal Aviation Administration
    Mr. Kyle Richmond
    ASU-360B
    800 Independence Ave.
    Washington, DC 20591
    Telephone (202)267-7851
    Fax (202)267-5149

b.  SECURITY EQUIPMENT PRODUCT LEAD

    Federal Aviation Administration
    Mr. Ronald R. Polillo
    AAR-600
    800 Independence Ave.
    Washington, DC 20591
    Telephone (202) 493-4801
    Fax(202) 267-7154

c.  QUALITY RELIABILITY OFFICER (QRO)

    TBD

d.  CONTRACTING OFFICER'S TECHNICAL REPRESENTATIVE (COTR)

    TBD

    (1) The COTR is responsible for monitoring progress and overall technical management of the work hereunder and shall be contacted regarding questions or problems of a technical nature. In no event, however, will any understanding or agreement, modification, change order, or other matter deviating from the terms of the contract between the Contractor and any person other than the Contracting Officer be effective or binding upon the Government, unless a contract modification or letter of direction is executed by the Contracting Officer prior to completion of this contract.

    (2) On all matters that pertain to contract terms, the Contractor shall contact the Contracting Officer. When, in the opinion of the Contractor, the COTR requests effort outside the existing scope of the contract, the Contractor will promptly notify the Contracting Officer. No action shall

                                                               Section G, Page 2

                                PART I - THE SCHEDULE
                       SECTION G - CONTRACT ADMINISTRATION DATA


    be taken by the Contractor under such request unless and until the Contracting Officer has issued a letter of direction or a contract modification.

G.2 FAAAMS 3.10.1-22 CONTRACTING OFFICER'S TECHNICAL REPRESENTATIVE

              CONTRACTING OFFICER'S TECHNICAL REPRESENTATIVE (JULY 1996)

(a) The Contracting Officer may designate other Government personnel (known as the Contracting Officer's Technical Representative) to act as his or her authorized representative for contract administration functions which do not involve changes to the scope, price, schedule, or terms and conditions of the contract. The designation will be in writing, signed by the Contracting Officer, and will set forth the authorities and limitations of the representative(s) under the contract. Such designation will not contain authority to sign contractual documents, order contract changes, modify contract terms, or create any commitment or liability on the part of the Government different from that set forth in the contract.

(b) The Contractor shall immediately contact the Contracting Officer is there is any question regarding the authority of an individual to act on behalf of the Contracting Officer under this contract.

                                   (END OF CLAUSE)

G.3 INVOICES

The Federal Aviation Administration intends to make payment within 30 days of receipt of a properly prepared invoice submitted to the billing office below:

    Federal Aviation Administration
    Accounts Payable Branch (ABA-222)
    800 Independence Avenue, SW
    Washington, DC 20591

The Contractor shall submit an original and three copies of all invoices to the above designated billing office on a monthly basis. Certification of the invoices will be based on ACO and/or COAR review.

The Contractor shall also provide simultaneously with the original, a copy of each certified invoice to the following:

    Federal Aviation Administration
    Mr. Kyle Richmond
    Contracting Officer, ASU-360B
    800 Independence Avenue, SW
    Washington, DC 20591

                                                               Section G, Page 3

                                PART I - THE SCHEDULE
                       SECTION G - CONTRACT ADMINISTRATION DATA


The payment will be made pursuant to the "Mandatory Information for Electronic Funds Transfer Payment Methods" clause in Section I of this contract.

G.4 ORDERING (FAAAMS 3.2.4-16, OCTOBER 3, 1996)

(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the Contracting Officer. Such orders may be issued for two years from the date of contract award.

(b) All delivery orders or task orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order or task order and this contract, the contract shall control.

(c) If mailed, a delivery order or task order is considered "issued" when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule.

                                   (END OF CLAUSE)

G.5 CORRESPONDENCE PROCEDURES

To promote timely and effective contract administration, correspondence submitted under this contract shall be subject to the following procedures (except for invoices and deliverable items):

a. All correspondence relative to this contract shall be addressed to the Contracting Officer, ASU-360B. Correspondence of a technical nature shall include an information copy addressed to the Contracting Officer's Technical Representative (COTR).

b. MAIL: The Contractor shall use discretion in the use of"express" or "overnight" mail. These premium services should be used sparingly and in situations where the regular U.S. mail system would not be adequate for the timely transfer of technical or contract related documentation. Use of electronic mail or facsimile (FAX) service is encouraged where appropriate.

G.6 TRAVEL COSTS (APPLICABLE TO CLINS 0014, 0017 AND 0018)

a. Travel shall be reimbursed on a cost plus no fee basis, subject to Joint Federal Travel Regulations (JFTR) guidelines and any other limitations cited below.

    1. The Government will reimburse the Contractor, up to amounts allowed by the JFTR, for reasonable travel expenditures, incurred in the performance of this contract. In maintaining a policy of keeping travel costs 'reasonable' in the performance of this contract, the Contractor agrees to use a cost effective approach and continuously pursue opportunities to lower and contain travel costs using, where practical, group rate arrangements, off-peak travel itineraries and other similar travel cost containment

                                                               Section G, Page 4

                                PART I - THE SCHEDULE
                       SECTION G - CONTRACT ADMINISTRATION DATA


         methods. Further, the Contractor agrees to effect procedures to ensure Government reimbursable travel expenditures are only incurred when absolutely necessary. To assist it in determining reasonable travel cost objectives, as needed, the Contractor is encouraged to contact the FAA travel office for general guidance. Further, to mitigate the inherently higher rates associated with urgent emergent travel, the Contractor agrees to contact, reasonably in advance, the Contracting Officer for assistance prior to executing such travel, unless documented circumstances clearly indicate such advance contact was not possible.

    2. Incurred travel costs, listed below, will be disallowed for Government reimbursement and considered as being expenditures to be absorbed by the Contractor. Included are costs:

         (i)       in excess of amounts allowed by the JFTR;
         (ii) within a Government installation, where Government transportation is available;
         (iii) for personal convenience, including daily travel to and from work;
         (iv) in the case of urgent emergent travel, in excess of amounts allowed by the JFTR, due to the Contractor not requesting Contracting Officer assistance reasonably in advance except for justifiable and documented circumstances which prevented such advance contact from being possible; and
         (v) in the replacement of personnel, when such replacement is accomplished for the Contractor's or employee's convenience

In the case of urgent emergent travel, if the Contracting Officer's assistance has been reasonably requested in advance, or if requested as soon as practical after commencement of travel and properly justified and documented, the Contracting Officer may authorize, on a case-by-case basis, reimbursement for amounts in excess of JFTR rates. The Contractor shall implement procedures to minimize urgent emergent travel. Any Contracting Officer decision regarding reimbursement of travel costs in excess of amounts allowed by JFTR, for urgent emergent travel, shall be a unilateral decision, not subject to dispute or any right contained in clause I.10 (disputes clause), of this contract.

3. Relocation and travel costs incident to relocation will only be reimbursable by the Government if such costs are:

    (i)       in conformance with existing company policy;
    (ii) represent the most cost effective approach among all other potential alternatives; and
    (iii) are specifically authorized by the Contracting Officer in advance of being incurred.

If the Contractor anticipates relocation costs will be incurred, the Contractor must submit, to the Contracting Officer, reasonably in advance, a written request with detailed justification and a cost/benefit analysis of alternatives. The Contracting Officer shall make a unilateral decision, on the request, which will not be subject to dispute or any other recourse contained in this contract.

                                PART I - THE SCHEDULE

                      SECTION H - SPECIAL CONTRACT REQUIREMENTS

                                                               Section H, Page i

                                PART I - THE SCHEDULE
                      SECTION H - SPECIAL CONTRACT REQUIREMENTS


                                  TABLE OF CONTENTS

H.1 SYSTEM INTEGRATION CONTRACTOR RELATIONSHIP..............................  1

H.2 CONTRACT SUPPORT SERVICES - ESTABLISHMENT OF A CONTRACT
    LIAISON OFFICE..........................................................  3

H.3 MINIMUM AND MAXIMUM CONTRACT AMOUNTS....................................  5

H.4 WARRANTY OF SUPPLIES....................................................  6

H.5 TASK ORDER PROCEDURES (APPLICABLE TO CLIN # 0017).......................  8

H.6 DELIVERY ORDER PROCEDURES (APPLICABLE TO CLIN #S 0001-0016 )............  9

H.7 DISSEMINATION OF CONTRACT INFORMATION................................... 10

H.8 SECURITY CLEARANCES..................................................... 11

H.9 INCORPORATION OF REPRESENTATIONS AND CERTIFICATIONS BY
    REFERENCE............................................................... 11

H.10 FINAL PAYMENT TERMS.................................................... 11

                                                               Section H, Page 1

                                PART I - THE SCHEDULE
                      SECTION H - SPECIAL CONTRACT REQUIREMENTS


H.1 SYSTEM INTEGRATION CONTRACTOR RELATIONSHIP

a. The Contractor shall enter into a Liaison Agreement (the "Agreement") with the FAA's System Integration Contractor. All parties to the Agreement shall comply with the terms of the Agreement for the duration of this contract. The System Integration Contractor shall not, by execution of the Agreement, be considered as a subcontractor for the purposes of this contract. The FAA Contracting Officer for the System Integration Contract is Ms. Mary McGrath, ASU-360, FOB 10A, 800 Independence Avenue, SW, Washington, DC 20024,

b. The Agreements shall facilitate the exchange of data and information between the System Integration Contractor and the Contractor as reasonable and necessary for the successful integration and implementation of contract deliverables in Section B.

c.  As a minimum, the Agreements shall provide for the following:

    1. As requested by the System Integration Contractor, the Contractor shall provide the System Integration Contractor all necessary interface data for the successful integration and implementation of the contract deliverables.
    2. Concurrent with its submittal to the Government of each proposed engineering change, the Contractor shall provide to the System Integration Contractor any interface data that the Contractor believes is changed or impacted by the proposed engineering change. The Contractor will communicate to the System Integration Contractor in a reasonable and efficient manner the details of any known impact of the proposed engineering change on the FAA's Configuration Management Plan, and any information regarding the Contractor's projected and actual costs and schedule that is necessary for the System Integration Contractor to evaluate the proposed engineering change.
    3. Concurrent with its submittal to the Government, the Contractor shall coordinate each proposed contract specification change, deviation and waiver that impacts the integration and implementation of the contract deliverables with the System Integration Contractor. The Contractor shall provide to the System Integration Contractor interface data that is necessary for the System Integration Contractor to evaluate the proposed specification change, deviation or waiver.
    4. The Contractor shall promptly disclose to the System Integration Contractor material interface problems known to the Contractor which, if unresolved, would prevent successful integration and implementation of the contract effort with other systems or subsystems. If an interface problem is proposed to be resolved by a change in the contract specifications, the Contractor shall do so as described in
         c.2 above.
    5. Unless restricted by the Government, the System Integration Contractor shall be permitted to attend all meetings between the Contractor and the Government pertaining to CTX 5000SP integration issues or matters and the Contractor shall be permitted to attend all meetings between the System Integration Contractor and the Government pertaining to CTX 5000SP integration issues.

                                                               Section H, Page 2

                                PART I - THE SCHEDULE
                      SECTION H - SPECIAL CONTRACT REQUIREMENTS


    6. As may be necessary to accomplish the purposes of the Agreement, representatives of the Contractor shall meet from time to time at the Contractor's facility with the System Integration Contractor.
    7. The System Integration Contractor shall be permitted to monitor all acceptance testing by the Contractor in connection with this contract which the Government has the right to witness and the Contractor shall be permitted to monitor all testing by the System Integration Contractor in connection with the Systems Integration Contract as it pertains to the CTX 5000SP.
    8. In accordance with paragraph (d) of this agreement, the System Integration Contractor and the Contractor shall agree on the procedures for the proper protection of proprietary information owned by the Contractor and disclosed to the System Integration Contractor, and of proprietary information owned by other contractors and disclosed to the Contractor. The System Integration Contractor will agree to use the proprietary information owned by the Contractor, whether provided by the Government, the Contractor or any other contractor or subcontractor solely for the performance of the System Integration Contract and execute an appropriate non-disclosure agreement.

d. The Contractor may receive proprietary information owned by other FAA contractors from the System Integration Contractor or the Government. Except with the prior written permission of the owner of the proprietary information, the Contractor shall not release, use or disclose, in whole or part, proprietary information owned by another person. Neither this contract nor the Agreement shall affect the right of the Government, the Contractor, the Contractor's subcontractors, the System Integration Contractor, the System Integration Contractor's subcontractors, or any other FAA contractor to use proprietary information if such information is lawfully obtained on an unrestricted basis from any source.

    At no time during the performance of this contract is the Contractor required to release proprietary information, or proprietary direct or indirect rate information to the System Integration Contractor. Should any inadvertent release occur, neither this contract nor the Agreement shall be the basis for any liability on the part of the Government for the use, release or disclosure, by the System Integration Contractor of any proprietary information owned by the Contractor.

    Raytheon Corporation, a System Integration Contractor, or one of its subcontractors, will be responsible for in-plant acceptance testing and site inspection tests. The Government will require Lockheed-Martin Corporation, a System Integration Contractor, to provide an acceptable Mitigation Plan in order to avoid an organizational conflict of interest. The Contracting Officer responsible for the System Integration Contract with Lockheed-Martin Corporation will be solely responsible for acceptance or rejection of the Lockheed-Martin Mitigation Plan. The purpose of the Mitigation Plan will be to prevent any competitive advantage which may result from Lockheed-Martin receiving proprietary information possessed by Invision Technologies, Inc. regarding the CTX 5000SP.

                                                               Section H, Page 3

                                PART I - THE SCHEDULE
                      SECTION H - SPECIAL CONTRACT REQUIREMENTS


    The Contractor agrees that it shall use proprietary information owned by others, whether provided by the Government, the System Integration Contractor or any other contractor or subcontractor, solely for the performance of this contract. This provision, however, shall not affect the right of the Contractor or any of its subcontractors to use such proprietary information for other purposes if the information is lawfully obtained on an unrestricted basis from any source.

e. The Contractor shall provide the Contracting Officer with one copy of each Agreement entered into with the System Integration Contractor and any Amendments thereto.

f. The Contractor shall use its best efforts to include the requirements of this agreement in its subcontracts in excess of $100,000.

g. Nothing in this contract or in the Agreement shall be deemed to be a basis for the alteration of, deviation from or failure to comply with, the terms and provisions of this contract. In the event of a conflict between any of the terms and provisions of this contract and the Agreement, the terms and provisions of this contract shall control with respect to the parties to this contract.

H.2 CONTRACT SUPPORT SERVICES - ESTABLISHMENT OF A CONTRACT LIAISON OFFICE

The Government has entered into a contract with CEXEC, Inc. for Contract Support Services (CSS). Under the contract CEXEC is required to provide CSS to the Contracting Officer through the establishment by CEXEC of a Contract Liaison Office (CLO) in the Contractor's plant. The CLO will be staffed for the duration of the contract by a Contracting Officers Administrative Representative (COAR) and a Production Surveillance Representative (PSR). The COAR and the PSR will be provided by CEXEC.

No contracting officer authority has been delegated to CEXEC, the COAR or the PSR. The COAR and the PSR have no authority to change any of the terms of the contract or to issue any direction, assignment of work or communication which would be a basis for any change in the contract terms (including but not limited to the contract delivery schedule or price) or which would affect the time or cost of performance of the contract. If the Contractor believes that it has received any direction from the COAR or PSR which would be a basis for a change in any of the contract terms, or would affect the time or cost of performance of the contract, the Contractor shall not comply with the direction and shall notify the Contracting Officer immediately.

The COAR may attend negotiation sessions with the Contracting Officer, but has no authority to negotiate directly or independently with the Contractor.

The duties of the COAR in support of the Contracting Officer include but are not limited to the following:

                                                               Section H, Page 4

                                PART I - THE SCHEDULE
                      SECTION H - SPECIAL CONTRACT REQUIREMENTS


A.  Providing representative support to the Contracting Officer.
B.  Participating in post award conferences.
C.  Reviewing the Contractor's requests for payment.
D.  Reviewing the Contractor's purchasing system.
E.  Expediting actions for the Contracting Officer and the Contractor.
F.  Reviewing proposed subcontracts for the Contracting Officer's consent.
G.  Assuring Contractor compliance with subcontracting plans.
H.  Assuring submission of required deliverables.
I. Reviewing and evaluating the Contractor's proposals, including costs, and providing comments.
J.  Reviewing labor relations matters.
K. Assisting the Contractor in obtaining contract interpretation from the Contracting Officer.

The duties of the PSR may include but are not limited to the following:

A. Evaluating the Contractor's production plans, including the identification of pacing events and critical milestones and verifying their reasonableness.
B. Participating in design reviews and assessing producibility and manufacturing capability.
C.  Providing production surveillance through follow-on plant visits.
D.  Assisting in problem resolution and providing expediting assistance.
E. Providing advice to the Contracting Officer on matters relating to industrial management, industrial engineering, resource management, and program planning.

From time to time the Contracting Officer will require CEXEC to provide other services. In all cases, the Contracting Officer will notify the Contractor in writing what specific duties the COAR and the PSR are required to perform.

Unless specified otherwise by the Contracting Officer, the COAR and the PSR shall be provided access to all information pertinent to. the contract to which the Government has a right of access.

The FAA Contracting Officer wants to ensure that the intent of the above agreement involving the COAR and the PSR in the performance of their assigned duties, is understood by all parties to be applicable to the COAR and PSR positions, irrespective of changes in personnel employed by the FAA or CEXEC, or of a change in the Contractor providing the contract support services. Further, the terms information and data in this agreement apply to supporting information/data for deliverables under the contract, whether or not the information/data is a deliverable in itself. The Contractor will be under no obligation to generate information/data for compliance.

The Contractor shall provide office space for the CLO (sufficient for three persons) including furniture, file cabinets, local telephone service, internal mail service, copying service and parking.

The cost of long distance calls placed by the Contract Liaison Office representatives will be by Contractor-accepted practices for on-site Government representatives.

                                                               Section H, Page 5

                                PART I - THE SCHEDULE
                      SECTION H - SPECIAL CONTRACT REQUIREMENTS


H.3 MINIMUM AND MAXIMUM CONTRACT AMOUNTS

During the term of this contract, the Government shall order and the Contractor shall furnish not less than the minimum and not more than the maximum number of supplies detailed below.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
CLIN                    DESCRIPTION                          MINIMUM     MAXIMUM
--------------------------------------------------------------------------------
0001          CTX 5000SP EXPLOSIVES DETECTION SYSTEM            54           100
--------------------------------------------------------------------------------
0002          IMAGE QUALITY TEST KIT (IQTK)                     54           100
--------------------------------------------------------------------------------
0003          POWER INCLINED ENTRANCE CONVEYOR                  *            100
--------------------------------------------------------------------------------
0004          LUGGAGE POSITIONING ADAPTER                       *            100
--------------------------------------------------------------------------------
0005          POWERED FLAT ENTRANCE CONVEYOR                    *            100
--------------------------------------------------------------------------------
0006          PLC JUNCTION WITH STANDARD INTERFACE SOFTWARE     10           100
--------------------------------------------------------------------------------
0007          EXIT SLIDE                                         6           100
--------------------------------------------------------------------------------
0008          REMOTE LOCATION OF OPERATOR CONSOLE PACKAGE        6           100
--------------------------------------------------------------------------------
0009          THREAT IMAGE PROJECTION (TIP) PACKAGE             54           100
--------------------------------------------------------------------------------
0010          TIP LIBRARY (VOLUMES)                            648          1200
--------------------------------------------------------------------------------
0011          FIELD DATA REPORTING AND IMAGE DISPLAY PACKAGE    54           100
--------------------------------------------------------------------------------
0012          FIRST YEAR WARRANTY - PARTS AND LABOR             54           100
--------------------------------------------------------------------------------
0013          FIRST YEAR WARRANTY - EXTENDED HOURS              10           100
--------------------------------------------------------------------------------
0014          OPERATOR TRAINING CLASS                           15           100
--------------------------------------------------------------------------------
0015          INSTRUCTOR TRAINING CLASS                          5            50
--------------------------------------------------------------------------------
0016          ENGINEER MAINTENANCE TRAINING CLASS                5            50
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-- The COMBINED minimum order quantity for CLINs 0003, 0004 and 0005 under this contract shall be 54 units.

                                                               Section H, Page 6

                                PART I - THE SCHEDULE
                      SECTION H - SPECIAL CONTRACT REQUIREMENTS


H.4 WARRANTY OF SUPPLIES

a.  Definitions
    'ACCEPTANCE,' means the act of an authorized representative of the Government by which the Government assumes for itself, or as an agent of another, ownership of existing supplies, or approves specific services as partial or complete performance of the contract.

    'CORRECTION,' means the elimination of a defect.

    'SUPPLIES,' means the end item furnished by the Contractor and related services required under the contract. The word does not include 'data.'

b.  Contractor's obligations

    1. NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS CONTRACT, THIS WARRANTY IS THE ONLY WARRANTY MADE BY INVISION WITH RESPECT TO SUPPLIES DELIVERED HEREUNDER, AND MAY BE MODIFIED OR AMENDED ONLY BY A WRITTEN INSTRUMENT SIGNED BY A DULY AUTHORIZED OFFICER OF INVISION AND ACCEPTED BY THE GOVERNMENT. Notwithstanding inspection and acceptance by the Government of supplies furnished under this contract, or any condition of this contract concerning the conclusiveness thereof, the Contractor warrants that for I year after system(s) final acceptance -

         (i) All supplies furnished under this contract will be free from defects in material or workmanship and will conform with all requirements of this contract; and
         (ii) The preservation, packaging, packing, marking, and the preparation for, and method of shipment of such supplies will conform with the requirements of this contract.

    2. When return, correction, or replacement is required, transportation charges and responsibility for the supplies while in transit shall be borne by the Contractor. However, the Contractor's liability for the transportation charges shall not exceed an amount equal to the cost of transportation by the usual commercial method of shipment between the place of delivery specified in this contract and the Contractor's plant, and return.

    3. For any supplies or parts thereof, corrected or furnished as a replacement to the original system, the replacement part shall be warranted for whatever time remained on the original system when the original part being replaced failed. If the replacement part is covered under a commercial warranty, and time remains on this commercial warranty after the warranty time assigned to the original system has expired, the replacement part will be warranted under that commercial warranty until that commercial warranty expires.

                                                               Section H, Page 7

                                PART I - THE SCHEDULE
                      SECTION H - SPECIAL CONTRACT REQUIREMENTS


         The Contractor shall ensure the maintenance management system is capable of determining whether provided system parts are warranted under this contract or other commercial warranties or both and from which historical part failure and use data can be extracted in detailed and summary formats.

    4. All implied warranties of merchantability and fitness for a particular purpose are excluded from any obligation contained in this contract. IN NO EVENT SHALL INVISION BE LIABLE FOR ANY INDIRECT, CONSEQUENTIAL, OR SPECIAL DAMAGES (INCLUDING ANY LOSS OF USE, BUSINESS, OR THE LIKE, EVEN IF INVISION HAS BEEN ADVISED OF THE POSSIBILITY OF THE. SAM]E), ARISING OUT OF OR IN CONNECTION WITH THE DELIVERY, USE, OR PERFORMANCE OF INVISION'S PRODUCTS.

c.  Remedies available to the Government

    1. The Contracting Officer shall give written notice to the Contractor of any breach of warranties within 30 days of discovery of the defect.

    2. Within a reasonable time after the notice, the Contracting Officer may either -

         (i) Require, by written notice, the prompt correction or replacement of any supplies or parts thereof (including preservation, packaging, packing, and marking) that do not conform with the requirements of this contract; or

         (ii) Retain such supplies and reduce the contract price by an amount equitable under the circumstances.

         (iii) Notwithstanding 2(ii) above, in all cases the Contractor will first be provided the opportunity to correct or replace the supplies that do not conform to the requirements of the contract.

    3.   (i)       The Contracting Officer may, by contract or otherwise,
                   correct or replace the nonconforming supplies with similar supplies from another source and charge to the Contractor the cost occasioned to the Government thereby if the Contractor---

                   A. Fails to make redelivery of the corrected or replaced supplies within the time established for their return; or

                   B. Fails either to accept return of the nonconforming supplies or fails to make progress after their return to correct or replace them so as to endanger performance of the delivery schedule, and in either of these circumstances does not cure such failure within a period of 10 days (or

                                                               Section H, Page 8

                                PART I - THE SCHEDULE
                      SECTION H - SPECIAL CONTRACT REQUIREMENTS


                        such longer period as the Contracting Officer may authorize in writing) after receipt of notice from the Contracting Officer specifying such failure.

         (ii) Instead of correction or replacement by the Government, the Contracting Officer may require an equitable adjustment of the contract price. The C,O, may require such an equitable adjustment only if the contractor fails to make redelivery of the corrected or replaced supplies within the time established for their return or within a reasonable time if no time is established. In addition, if the Contractor fails to furnish timely disposition instruction, the Contracting Officer may dispose of the nonconforming supplies for the Contractor's account in a reasonable manner. The Government is entitled to reimbursement from the Contractor, or from the proceeds of such disposal, for the reasonable expenses of the care and disposition of the nonconforming supplies, as well as for excess costs incurred or to be incurred.

    4. The rights and remedies of the Government provided in this warranty agreement are in addition to and do not limit any rights afforded to the Government by any other non-warranty provision of this contract.

    5. The Contractor shall be liable for the reasonable costs of disassembly and/or reassembly of larger items when it is necessary to remove the supplies to be inspected and/or returned for correction or replacement.

H.5 TASK ORDER PROCEDURES (APPLICABLE TO CLIN # 0017)

a. GENERAL. Services to be performed under the referenced Contract Line Item Numbers (CLINs) shall be ordered by the issuance of Task Orders.

b. FORMAT. The Contracting Officer will issue all Task Orders, in writing, to the Contractor using FAA Form 4400-18 (Order for Supplies or Services), or on Standard Form 30 (Amendment of Solicitation/Modification of Contract) in the case of a modification to an order. Each Task Order issued shall contain the following minimum information:

    1.   A Task Order number;
    2.   Appropriate FAA points-of-contact;
    3.   A period-of-performance;
    4. A description of the work to be performed which is within the scope of the statement-of-work for this contract;
    5.   A list of deliverables and the required delivery schedule;
    6.   A description of any authorized travel including to and from points;
    7.   A maximum allowable travel amount;

                                                               Section H, Page 9

                                PART I - THE SCHEDULE
                      SECTION H - SPECIAL CONTRACT REQUIREMENTS


    8.  A maximum allowable material and Other Direct Costs (ODC) amount;
    9. A description of any Government-Furnished Information or Property to be provided with delivery locations and required delivery dates;
    9.  A Task Order maximum amount;
    10. Applicable appropriation and accounting data;and
    11. Applicable payment procedures

c. PROCEDURES. Each Task Order will be prepared by the COTR specified in Section G.I, unless a subsequent modification to this contract has designated another COTR for a specific Task Order, in which case, that COTR shall prepare the Task Order. In preparing Task Orders, COTRs shall coordinate with the Contractor to estimate resources (time, material, travel and GFP/GFI support) needed to accomplish the Task Order requirements. Upon final preparation, and at least 24 hours prior to issuance of the Task Order, the COTR who prepared the Task Order and Contractor's assigned Project Manager shall review, sign and date the completed Task Order and forward it to the Contracting Officer by facsimile transmission or other rapid communication method. Upon receipt, the Contracting Officer shall check the Task Order for acceptability, accuracy and completeness; include additional information if necessary; and forward the Task Order to the Contractor at least 24 hours prior to commencement of performance. Upon receipt, the Contractor shall review and acknowledge acceptance of the Task Order by signing and dating the order and expeditiously returning the signed Task Order to the Contracting Officer by facsimile transmission or other rapid communication method. If the Contractor determines that the Task Order, as written, is unacceptable, the Contractor shall immediately notify the Contracting Officer and detail the reasons for its position. Upon receipt of this notification, the contracting Officer will initiate action, as appropriate. Upon receipt of an acceptable signed Task Order from the Contractor, the Contracting Officer will countersign and date the Task Order.

H.6 DELIVERY ORDER PROCEDURES (APPLICABLE TO CLIN #S 0001-0016 )

a. GENERAL. Items to be delivered under the referenced Contract Line Item Numbers (CLINs) shall be ordered via the issuance of Delivery Orders.

b. FORMAT. The Contracting Officer will issue Delivery Orders, in writing, to the Contractor, using FAA Form 4400-18 (Order for Supplies or Services), or on Standard Form 30 (Amendment of Solicitation/Modification of Contract) in the case of a modification to an order. Each Delivery order issued shall contain the following minimum information

    1.   A Delivery Order number;
    2.   Appropriate FAA points-of-contact;
    3.   A period-of-performance;
    4.   A list of deliverables and the delivery schedule;
    5.   A description of authorized travel including to and from points
    6.   A maximum allowable travel amount;

                                                              Section H, Page 10

                                PART I - THE SCHEDULE
                      SECTION H - SPECIAL CONTRACT REQUIREMENTS


    7. A description of any Government-Furnished Information or Property to be provided with delivery locations and required delivery dates;
    8.   A delivery order maximum amount;
    9.   Applicable appropriation and accounting data; and
    10.  Applicable payment procedures.

c. PROCEDURES. Each Delivery Order shall be prepared by the COTR and forwarded to the Contracting Officer for review and signature. Upon receipt, the Contracting Officer shall check the Delivery Order for acceptability, accuracy and completeness and shall forward the Order to the Contractor. Upon receipt, the Contractor shall review and acknowledge acceptance of the Delivery Order by signing and dating the order and expeditiously returning the signed Delivery Order to the Contracting Officer by facsimile transmission or other rapid communication method. If the Contractor determines that the Delivery Order, as written, is unacceptable, the Contractor shall immediately notify the Contracting Officer and detail the reasons for its position. Upon receipt of this notification, the Contracting Officer will initiate action, as appropriate. Upon receipt of an acceptable, signed Delivery Order from the Contractor, the Contracting Officer will countersign and date the Order.

d. MINIMUM LEAD TIME - ORDER TO DELIVERY. Via issuance of delivery orders, the Government shall afford the Contractor a minimum lead time from date of Contracting Officer signature to required date of item delivery, as follows:

CLIN      LEAD TIME

0001 Except for units to be ordered at date of contract and to be delivered in 1997, a minimum of 6 months from date of order to date of delivery.

0002 Except for units to be ordered at date of contract and to be delivered in 1997, a minimum of 60 days from date of order to date of delivery.

0003-0008 Except for units to be ordered at date of contract and to be delivered in January through March 1997, a minimum of 90 days from date of order to date of delivery.

0009-0012 Not applicable. Item to be ordered with CLIN 0001.

0013-0016 Except for units to be ordered at date of contract and to be delivered in January through March 1997, a minimum of 60 days from date of order to date of delivery.

H.7 DISSEMINATION OF CONTRACT INFORMATION

The Contractor shall not publish, permit to be published, or distribute for public consumption any information, oral or written, concerning the results or conclusions made pursuant to the performance of this contract, without the prior written consent of the Contracting Officer. This statement includes

                                                              Section H, Page 11

                                PART I - THE SCHEDULE
                      SECTION H - SPECIAL CONTRACT REQUIREMENTS


seminars, professional society meeting/conferences and meetings with foreign dignitaries both government and from the private sector. Two copies of any material proposed to be published or distributed shall be submitted to the Contracting Officer. The following schedule is established as a guideline when requesting consent (calendar days):

-   Written information - 15 days
-   Oral information - 15 days
-   Congressional information - 10 days

Any Contractor proposals for perspective work, exclusive of this contract, for which the Contractor may employ information generated in the performance of this contract, the Contractor is required only to notify the Contracting Officer of its intent to submit a proposal. Such notification shall include a brief description of the requirement for which the Contractor is proposing and indicate the Government or business entity to which the proposal is being submitted.

H.8 SECURITY CLEARANCES

The Government reserves the right to require security clearances for FAA locations, as deemed necessary. Should the clearance be required, the Contractor shall follow FAA order 1600.54B, entitled FAA Automated Information Systems Security Handbook.

H.9 INCORPORATION OF REPRESENTATIONS AND CERTIFICATIONS BY REFERENCE

All representations, certifications and other written statements made by the Contractor in response to Section K of the SIR, incident to award of this contract or modification of this contract, are hereby incorporated by reference into this contract with the same force and effect as if they were given in full text herein.

H.10     FINAL PAYMENT TERMS

1. Ninety five percent (95%) of the total price for all supplies delivered hereunder (CLINs 0001-0012) is payable upon final acceptance at the Contractor's plant or facility.

2. The outstanding five percent (5%) of the total price for all supplies delivered hereunder (CLINs 0001-0012) is payable upon final acceptance of the installation at the installation site.

3. All other supplies or services delivered hereunder shall be billed and paid for as specified under individual Delivery or Task Orders.

                                PART I - THE SCHEDULE

                             SECTION I - CONTRACT CLAUSES

                                                               Section I, Page i
                                PART I - THE SCHEDULE
                             SECTION I - CONTRACT CLAUSES


                                  TABLE OF CONTENTS

I.1 3.1-1 CLAUSES AND PROVISIONS INCORPORATED BY REFERENCE..................  1

I.2 3.2.4-20 INDEFINITE QUANTITY............................................  4

I.3 3.2.4-23 CONTRACT PRICE DEFINITIZATION (APPLICABLE TO CLIN 0017)........  4

I.4 GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS)...........................  5

                                                               Section I, Page 1
                                PART I - THE SCHEDULE
                             SECTION I - CONTRACT CLAUSES


I.1 3.1-1 CLAUSES AND PROVISIONS INCORPORATED BY REFERENCE

             CLAUSES AND PROVISIONS INCORPORATED BY REFERENCE (JUNE 1996)

This screening information request (SIR) or contract, as applicable, incorporates by reference one or more provisions or clauses with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make the full text available, or offerors and Contractors may obtain the full text via Internet from the Federal Aviation Administration (FAA) home page (http://www.faa.gov).
(End of clause)

3.1.7-2       Organizational Conflicts of Interest              April 1996

3.2.2.3-29    Integrity of Unit Prices                          April 1996

3.2.2.3-33    Order of Precedence                               April 1996

3.2.2.7-6     Protecting the Government's Interest when         April 1996
              Subcontracting w/Contractors Debarred,
              Suspended, or Proposed for Debarment

3.2.2.8-1     New Material                                      October 3, 1996

3.2.5-6       Restrictions on Subcontractor Sales to the FAA    April 1996
              Alternate I                                       April 1996

3.2.5-8       Whistleblower Protection for Contractor Employees April 1996

3.3.1-1       Payments                                          April 1996

3.3.1-5       Payments under Time-and-Materials and Labor-Hour  October 3, 1996
              Contracts
              Alternate I                                       October 3, 1996

3.3.1-6       Discounts from Prompt Payment                     April 1996

3.3.1-7       Limitation on Withholding of Payments             April 1996

3.3.1-8       Extras                                            April 1996

3.3.1-9       Interest                                          April 1996

3.3.1-15      Assignment of Claims                              April 1996

3.3.1-17      Prompt Payment                                    October 3, 1996

3.3.1-25      Mandatory Information for Electronic Funds        October 3, 1996
              Transfer Payment

                                                               Section I, Page 2
                                PART I - THE SCHEDULE
                             SECTION I - CONTRACT CLAUSES

3.3.2-1       FAA Cost Principles                               October 3, 1996

3.4.1-10      Insurance-Work on a Government Installation       July 1996

3.4.1-11      Insurance--Liability to Third Persons             October 3, 1996

3.4.1-12      Insurance                                         July 1996

3.4.2-6       Taxes--Contracts Performed in U.S. Possessions    October 3, 1996
              or Puerto Rico

3.4.2-7       Federal, State and Local Taxes--Fixed-Price,      April 1996
              Noncompetitive Contract

3.5-1         Authorization and Consent                         April 1996

3.5-2         Notice and Assistance Regarding Patent and        April 1996
              Copyright Infringement

3.5-3         Patent Indemnity                                  April 1996

3.5-13        Rights in Data--General                           October 3, 1996

3.5-18        Commercial Computer Software--Restricted Rights   October 3, 1996

3.6.1-3       Utilization of Small, Small Disadvantaged and     April 1996
              Women-Owned Small Business Concerns

3.6.1-4       Small, Small Disadvantaged and Women-Owned        April 1996
              Small Business Subcontracting Plan

3.6.2-2       Convict Labor                                     April 1996

3.6.2-4       Walsh-Healey Public Contracts Act                 April 1996

3.6.2-9       Equal Opportunity                                 April 1996

3.6.2-10      Equal Opportunity Preaward Clearance of           April 1996
              Subcontracts

3.6.2-12      Affirmative Action for Special Disabled and       July 1996
              Vietnam Era Veterans

3.6.2-13      Affirmative Action for Handicapped Workers        April 1996

3.6.2-14      Employment Reports on Special Disabled Veterans   April 1996
              and Veterans of Vietnam Era

3.6.3-2       Clean Air and Clean Water                         April 1996

3.6.4-2       Buy American Act--Supplies                        July 1996

                                                               Section 1, Page 3
                                PART I - THE SCHEDULE
                             SECTION I - CONTRACT CLAUSES

3.6.4-10      Restrictions on Certain Foreign Purchases         April 1996

3.8.2-11      Continuity of Services                            April 1996

3.8.4-5       Government Supply Sources                         April 1996

3.9.1-1       Contract Disputes                                 April 1996

3.9.1-2       Protest After Award                               April 1996

3.9.1-3       Protest                                           August 8, 1996

3.10.1-7      Bankruptcy                                        April 1996

3.10.1-9      Stop Work Order                                   October 3, 1996

3.10.1-12     Changes--Fixed-Price                              April 1996
              Alternate II                                      April 1996

3.10.1-14     Changes--Time and Materials or Labor Hours        April 1996

3.10.1-17     Change Order Accounting                           April 1996

3.10.1-18     Notification of Changes                           April 1996
              (b) Notice. Contractor notify within 30 calendar days.
              (c) Government response. Contracting Officer respond within 30 calendar days.

3.10.2-1      Subcontracts (Fixed-Price Contracts)              April 1996

3.10.2-3      Subcontracts (Time-and-Materials and Labor-Hour   April 1996
              Contracts)

3.10.2-5      Competition in Subcontracting                     April 1996

3.10.5-1      Product Improvement/Technology Enhancement        April 1996

3.10.6-1      Termination for Convenience of the Government     October 3, 1996
              (Fixed Price)

3.10.6-3      Termination (Cost-Reimbursement)                  October 3, 1996
              Alternate IV                                      October 3, 1996

3.10.6-4      Default (Fixed-Price Supply and Services)         October 3, 1996

3.10.6-7      Excusable Delays                                  October 3, 1996

3.13-2        Security Requirements                             April 1996

                                                               Section I, Page 4
                                PART I - THE SCHEDULE
                             SECTION I - CONTRACT CLAUSES

CLAUSES IN FULL TEXT

I.2 3.2.4-20 INDEFINITE QUANTITY

                           INDEFINITE QUANTITY (JULY 1996)

(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.

(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the "Ordering" clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the maximum. The Government shall order at least the quantity of supplies or services designated in the Schedule as the minimum.

(c) Except for any limitations on quantities in the "Order Limitations" clause or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

(d) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor's and Government's rights and obligations with respect to that order to the same extent as if the order were completed during the contract's effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after thirty (30) months have elapsed from date of contract award.

                                   (END OF CLAUSE)

I.3  3.2.4-23 CONTRACT PRICE DEFINITIZATION (APPLICABLE TO CLIN 0017)

                            CONTRACT PRICE DEFINITIZATION

(a) A TIME AND MATERIAL contract is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the price and any price related terms of a Time and Material contract. The Contractor agrees to submit a fixed price proposal and cost or pricing data supporting its proposal.

                                                               Section I, Page 5
                                PART I - THE SCHEDULE
                             SECTION I - CONTRACT CLAUSES

(b)  The schedule for negotiating the price of this contract is:

         Proposal Submission           01/10/97
         Commence Negotiation          01/27/97
         Contract Definitization       02/10/97

(c) If agreement on the contract price is not reached by the target date in paragraph (b) above, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee, subject to Contractor appeal as provided in the "Contract Disputes" clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the "Limitation of FAA Liability" clause.

(1) After the Contracting Officer's determination of price or fee, the contract shall be governed by-

(i) All clauses required by the FAA Acquisition Management System on the date of execution of this letter contract for either fixed-price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

(ii) All clauses required by law as of the date of the Contracting Officer's determination; and (iii) Any other clauses, terms, and conditions mutually agreed upon.

(2) To the extent consistent with subparagraph (c)(1) above, all clauses, terms, and conditions included in this letter contract shall continue in effect, except those that by their nature apply only to a letter contract.

                                   (END OF CLAUSE)

I.4  GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS)

(a)  Government-furnished property.

(1) The Government shall deliver to the Contractor, for use in connection with and under the terms of this contract, the Government-furnished property described in the Schedule or specifications including specifically all bags, contents, IED materials, the CTX System, and specifications regarding the mix of bags and configuration of the IED as required in CLIN 0010, together with any related data and information that the Contractor may request and is reasonably required for the intended use of the property (hereinafter referred to as Government-furnished property).

(2) The delivery or performance dates for this contract are based upon the expectation that Government-furnished property suitable for use (except for property furnished as-is) will be delivered to the Contractor at the times stated in the Schedule or, if not so stated, in sufficient time to enable the Contractor to meet the contract's delivery or performance dates.

                                                               SECTION I, Page 6
                                PART I - THE SCHEDULE
                             SECTION I - CONTRACT CLAUSES

(3) If Government-furnished property is received by the Contractor in a condition not suitable for the intended use, the Contractor shall, upon receipt of it, notify the Contracting Officer, detailing the facts, and, as directed by the Contracting Officer and at Government expense, either repair, modify, return, or otherwise dispose of the property. After completing the directed action and upon written request of the Contractor, the Contracting Officer shall make an equitable adjustment as provided in paragraph (h) of this clause.

(4) If Government-furnished property is not delivered to the Contractor by the required time, the. Contracting Officer shall, upon the Contractors timely written request, make a determination of the delay, if any, caused the Contractor and shall make an equitable adjustment in accordance with paragraph
(h) of this clause.

(b)  Changes in Government-furnished property.

(1) The Contracting Officer may, by written notice, (i) decrease the Government-furnished property provided or to be provided under this contract, or
(ii) substitute other Government-furnished property for the property to be provided by the Government, or to be acquired by the Contractor for the Government, under this contract. The Contractor shall promptly take such action as the Contracting Officer may direct regarding the removal, shipment, or disposal of the property covered by such notice.

(2) Upon the Contractors written request, the Contracting Officer shall make an equitable adjustment to the contract in accordance with paragraph (h) of this clause, if the Government has agreed in the Schedule to make the property available for performing this contract and there is any-

     (i)     Decrease or substitution in this property pursuant to subparagraph
             (b)(1) above; or

     (ii) Withdrawal of authority to use this property, if provided under any other contract or lease.

(c)  Title in Government property.

(1)  The Government shall retain title to all Government-furnished property.

(2) All Government-furnished property and all property acquired by the Contractor, title to which vests in the Government under this paragraph (collectively referred to as Government property), are subject to the provisions of this clause. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, nor shall Government property become a fixture or lose its identity as personal property by being attached to any real property.

(3) Title to each item of facilities and special test equipment acquired by the Contractor for the Government under this contract shall pass to and vest in the Government when its use in performing this contract commences or when the Government has paid for it, whichever is earlier, whether or not title previously vested in the Government.

                                                               SECTION I, Page 7
                                PART I - THE SCHEDULE
                             SECTION I - CONTRACT CLAUSES

(4) If this contract contains a provision directing the Contractor to purchase material for which the Government will reimburse the Contractor as a direct item of cost under this contract-


     (i) Title to material purchased from a vendor shall pass to and vest in the Government upon the vendor's delivery of such material; and

     (ii) Title to all other material shall pass to and vest in the Government upon-

             (A)   Issuance of the material for use in contract performance;

             (B) Commencement of processing of the material or its use in contract performance; or

             (c) Reimbursement of the cost of the material by the Government, whichever occurs first.

(d) Use of Government property. The Government property shall be used only for performing this contract, unless otherwise provided in this contract or approved by the Contracting Officer.

(e)  Property administration.

(1) The Contractor shall be responsible and accountable for all Government property provided under this contract.

(2) The Contractor shall establish and maintain a program for the use, maintenance, repair, protection, and preservation of Government property in accordance with sound industrial practice.

(3) If damage occurs to Government property, the risk of which has been assumed by the Government under this contract, the Government shall replace the items or the Contractor shall make such repairs as the Government directs. However, if the Contractor cannot effect such repairs within the time required, the Contractor shall dispose of the property as directed by the Contracting Officer. When any property for which the Government is responsible is replaced or repaired, the Contracting Officer shall make an equitable adjustment in accordance with paragraph (h) of this clause.

(4) The Contractor represents that the contract price does not include any amount for repairs or replacement for which the Government is responsible. Repair or replacement of property for which the Contractor is responsible shall be accomplished by the Contractor at its own expense.

(f) Access. The Government and all its designees shall have access at all reasonable times to the premises in which any Government property is located for the purpose of inspecting the Government property.

(g) Risk of loss. Unless otherwise provided in this contract, the Contractor assumes the risk of, and shall be responsible for, any loss or destruction of, or damage to, Government property upon its delivery

                                                               SECTION I, Page 8
                                PART I - THE SCHEDULE
                             SECTION I - CONTRACT CLAUSES

to the Contractor or upon passage of title to the Government under paragraph (c) of this clause. However, the Contractor is not responsible for reasonable wear and tear to Government property, or for Government property properly consumed in performing this contract.

(h) Equitable adjustment. When this clause specifies an equitable adjustment, it shall be made to any affected contract provision in accordance with the procedures of the Changes clause. When appropriate, the Contracting Officer may initiate an equitable adjustment in favor of the Government. The right to an equitable adjustment shall be the Contractor's exclusive remedy. The Government shall not be liable to suit for breach of contract for-

     (1)     Any delay in delivery of Government-furnished property;

     (2) Delivery of Government-furnished property in a condition not suitable for its intended use;

     (3)     A decrease in or substitution of Government-furnished property;

     (4) Failure to repair or replace Government property for which the Government is responsible.

(i) Final accounting and disposition of Government property. Upon completing this contract, or at such earlier dates as may be fixed by the Contracting Officer, the Contractor shall submit, in a form acceptable to the Contracting Officer, inventory schedules covering all items of Government property (including any resulting scrap) not consumed in performing this contract or delivered to the Government. The Contractor shall prepare for shipment, deliver f.o.b. origin, or dispose of the Government property as may be directed or authorized by the Contracting Officer. The net proceeds of any such disposal shall be credited to the contract price or shall be paid to the Government as the Contracting Officer directs.

(j) Abandonment and restoration of Contractor's premises. Unless otherwise provided herein, the Government-

     (1) May abandon any Government property in place, at which time all obligations of the Government regarding such abandoned property shall cease; and

     (2) Has no obligation to restore or rehabilitate the Contractor's premises under any circumstances (e.g., abandonment, disposition upon completion of need, or upon contract completion). However, if the Government-furnished property (listed in the Schedule or specifications) is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (h) of this clause may properly include restoration or rehabilitation costs.

                                                               Section I, Page 9
                                PART I - THE SCHEDULE
                             SECTION I - CONTRACT CLAUSES


(k) Communications.  All communications under this clause shall be in writing.

(1) Overseas contracts. If this contract is to be performed outside of the United States of America, its territories, or possessions, the words Government and Government-furnished (wherever they appear in this clause) shall be construed as United States Government and United States Government-furnished, respectively.

                                   (End of clause)

1.5 GOVERNMENT PROPERTY (COST-REIMBURSEMENT, TIME-AND-MATERIAL, OR LABOR-HOUR CONTRACTS)

(a)  Government-Furnished Property...

     (i)  The term "Contractor's managerial personnel, as used in paragraph
(g) of this clause, means any of the Contractor's directors, officers, managers, superintendents, or equivalent representative who have supervision or direction of--
     (i)   All of substantially all of the Contractor's business;

     (ii) All or substantially all of the Contractor's operation at any one plant, or separate location at which the contract is being performed; or

     (iii) A separate and complete major industrial operation connection with performing this contract.

     (2) The Government shall deliver to the Contractor, for use in connection with and under the terms of this contract, the Government-furnished property described in the Schedule or specifications, together with such related data and information as the Contractor may request and as may be reasonably required for the intended use of the property (hereinafter referred to as "Government-furnished property").

     (3) The delivery or performance dates for this contract are based upon the expectation that Government furnished property suitable for use will be delivered to the Contractor at the times stated in the Schedule or, if not so stated, in sufficient time to enable the Contractor to meet the contract's delivery or performance dates.

     (4) If Government-furnished property is received by the Contractor in a condition not suitable for the intended use, the Contractor shall, upon receipt, notify the Contracting Officer, detailing the facts, and, as directed by the Contracting Officer and at Government expense, either effect repairs or modification or return or otherwise dispose of the property. After completing the directed action and upon written request of the Contractor, the Contracting Officer shall make an equitable adjustment as provided in paragraph (h) of this clause.

     (5) If Government-Furnished property is not delivered to the Contractor by the required time or times, the Contracting Officer shall, upon the Contractor's timely written request, make a determination of the delay, if any, caused the Contractor and shall make an equitable adjustment in accordance with paragraph (h) of this clause.

                                                              Section I, Page 10
                                PART I - THE SCHEDULE
                             SECTION I - CONTRACT CLAUSES

     (b)  Changes in Government-furnished property. (1) The Contracting
Officer may, by written notice, (1) decrease the Government-furnished property provided or to be provided under this contract or (ii) substitute other Government-furnished property for the property to be provided by the Government or to be acquired by the Contractor for the Government under this contract. The Contractor shall promptly take such action as the Contracting Officer may direct regarding the removal, shipment, or disposal of the property covered by this notice.

     (2) Upon the Contractor's written request, the Contracting Officer shall make an equitable adjustment to the contract in accordance with paragraph
(h) of this clause, if the Government has agreed in the Schedule to make such property available for performing this contract and there is any--

     (i)  Decrease or substitution in this property pursuant to subparagraph
          (b)(1) above; or (ii) Withdrawal of authority to use property, if' provided under any other contract or lease.

     (c) Title. (1) The Government shall retain title to all Government-furnished property.

     (2) Title to all property purchased by the Contractor for which the Contractor is entitled to be reimbursed as a direct item of cost under this contract shall pass to and vest in the Government upon the vendor's delivery of such property.

     (3) Title to all other property, the cost of which is reimbursable to the Contractor, shall pass to and vest in the Government upon--

     (i)    Issuance of the property for use in contract performance;

     (ii) Commencement of processing of the property for use in contract performance; or

     (iii) Reimbursement of the cost of the property by the Government, whichever occurs first.

     (4) All Government-furnished property and all property acquired by the Contractor, title to which best in the Government under this paragraph (collectively referred to as "Government property"), are subject to the provision of this clause. Title to Government property shall not be affected by its incorporation into or attachment to any property not owned by the Government, or shall Government property become a fixture or lose its identity as personal property by being attached to any real property.

     (d) Use of Government property. The Government property shall be used only for performing this contact, unless otherwise provided in this contract or approved by the Contracting Officer.

     (e) Property administration (1). The Contractor shall be responsible and accountable for all Government property provided under the contract.

     (2) The Contractor shall establish and maintain a program for the use, maintenance, repair, protection, and preservation of Government property in accordance with sound business practice and the applicable provision.

     (3) If damage occurs to Government property, the risk of which has been assumed by the Government under this contract, the Government shall replace the items or the Contractor shall make such repairs as the Government directs. However, if the Contractor cannot effect such repairs within the time required, the Contractor shall dispose of the property as directed by the Contracting Officer. When any property for which the Government is responsible is replaced or repaired, the Contracting Officer shall make an equitable adjustment in accordance with paragraph (h) of this clause.

                                                              Section I, Page 11
                                PART I - THE SCHEDULE
                             SECTION I - CONTRACT CLAUSES

     (f) Access. The Government and all its designees shall have access at all reasonable times to the premises in which any Government property is located for the purpose of inspecting the Government property.

     (g) Limited risk of loss. (1) The Contractor shall be liable for loss or destruction of, or damage to, the Government property provided under this contract or for expense incidental to such loss, destruction, or damage, except as provided in subparagraphs (2) and (3) below.

     (2) The Contractor shall be responsible for loss or destruction of, or damage to, the Government property provided under this contract (including expense incidental to such loss, destruction or damage)

          (i) That results form a risk expressly required by be insured under this contract, but only to the extent of the insurance required to be purchased and maintained or to the extent of insurance actually purchased and maintained, whichever is greater;

          (ii) That results from a risk that is in fact covered by insurance or for which the Contractor is otherwise reimbursed, but only to the extent of such insurance of reimbursement;

          (iii) For which the Contractor is otherwise responsible under the express terms of this contract;

          (iv) That results from willful misconduct or lack of good faith on the part of the Contractor's management personnel; or

          (v)   That result from a failure on the part of the Contractor,
due to willful misconduct or lack of good faith on the part of the Contractor's managerial personnel to establish and administer a program or system for the
control, use, protection, preservation, maintenance, and repair of    Government
property as required by paragraph (e) of this clause.

          (3)(i) If the Contractor falls to act as provided by subdivision
(g)(2)(v) above, after being notified (by certified mail addressed to one of the Contractor's managerial personnel) of the Government's disapproval, withdrawal of approval, or nonacceptance of the system or program, it shall be conclusively presumed that such failure was due to willful misconduct or lack of good faith on the part of the Contractor's managerial personnel.

          (ii) In such event, any loss or destruction of or damage to, the Government property shall be presumed to have resulted from such failure unless the Contractor can established by clear and convincing evidence that such loss, destruction, or damage--

               (A) Did not result from the Contractor's failure to maintain an approved program or system; or

               (B) Occurred while an approved program or system was maintained by the Contractor.

     (4) If the Contractor transfers Government property to the possession and control of a subcontractor, the transfer shall not affect the liability of the Contractor for loss or destruction of, or damage to, the property as set forth above. However the Contractor shall require the subcontractor to assume the risk of, and be responsible for, any loss or destruction of, or damage to, the property while in the subcontractor's possession or control, except to the extent that the subcontract, with the advance approval of the Contracting Officer, relieves the subcontractor from such liability. In the absence of such approval, the subcontract shall contain appropriate provisions requiring the return of all Government property in as good condition as when receive, accept for reasonable wear and tear or for its use in accordance with the provisions of the prime contract.

                                                              Section I, Page 12
                                PART I - THE SCHEDULE
                             SECTION I - CONTRACT CLAUSES

     (5) Upon loss or destruction of, or damage to, Government property provided under this contract, the Contractor shall so notify the Contracting Officer and shall communicate with the loss and salvage organization, if any, designated by the Contracting Officer. With the assistance of any such organization, the Contractor shall take all reasonable action to protect the Government property from further damage, separate the damaged and undamaged Government property, put all the affected Government property in the best possible order, and furnish to the Contracting Officer a statement of-

          (i)   The lost, destroyed, or damaged Government property;

          (ii) The time and original date of the loss, destruction, or damage;

          (iii) All known interests in commingled property of which the Government property is a part: and

          (iv) The insurance, if any, covering any part of or interest in such commingled property.

     (6) The Contractor shall repair, renovate, and take such other action with respect to damaged Government property as the Contracting Officer directs. If the Government property is destroyed or damaged beyond practical repair, or is damaged and so commingled or combined with property of others (including the Contractor's) that separation is impractical, the Contractor may, with the approval of the Contracting Officer, subject to any conditions imposed by the Contracting Officer; sell such property for the account of the Government. Such sales may be made in order to minimize the loss to the Government, to permit the resumption of business, or to accomplish a similar purpose. The Contractor shall be entitled to an equitable adjustment in the contract price for the expenditures made in performing the obligation under this subparagraph (g)(6) in accordance with paragraph (g) when making any such equitable adjustment.

     (7) The Contractor shall not be reimbursed for, and shall not include as an item of overhead, the cost of insurance or of any reserve covering risk of loss or destruction of, or damage to, Government property, except to the extent that the Government may have expressly required the Contractor to carry such insurance under another provision of this contract.

     (8) In the event the Contractor is reimbursed or otherwise compensated for any loss or destruction of, or damage to, Government property, the Contractor shall use the proceeds to repair, renovate, or replace the lost, destroyed, or damaged property or shall otherwise credit the proceeds to, or equitably reimburse, the Government, as directed by the Contracting Officer.

     (9) The Contractor shall do nothing to prejudice the Government's rights to recover against third parties for any loss or destruction of, or damage to, Government property. Upon the request of the Contracting Officer, the Contractor shall, at the Government's expense, furnish to the Government all reasonable assistance and cooperation (including the prosecution of suit and the execution of instruments of assignment in favor of the Government) in obtaining recovery. In addition, where a subcontractor has no been relieved from liability for any loss or destruction of, or damage to, Government property, the Contractor shall enforce for the benefit of the Government the liability of the subcontractor for such loss, destruction, or damage.

     (h) Equitable adjustment. When this clause specifies an equitable adjustment, it shall be made to any affected contract provision in accordance with the procedures of the Changes clause. When appropriate, the Contracting Officer may initiate an equitable adjustment in favor of the Government.

                                                              Section I, Page 13
                                PART I - THE SCHEDULE
                             SECTION I - CONTRACT CLAUSES

The right to an equitable adjustment shall be the Contractor's exclusive remedy. The Government shall not be liable to suit for breach of contract for-

          (l)  Any delay in delivery of Government-furnished property;

          (2) Delivery of Government-furnished property in a condition not suitable for its intended use;

          (3) A decrease in or substitution of Government-furnished property; or

          (4) Failure to repair or replace Government property for which the Government is responsible.

     (i) Final accounting and disposition of Government property. Upon completing this contract, or at such earlier dates as may be fixed by the Contracting Officer, the Contractor shall submit, in a form acceptable to the Contracting Officer, inventory schedules covering all items of Government property not consumed in performing this contract or delivered to the Government. The Contractor shall prepare for shipment, deliver f.o.b. origin, or dispose of the Government property as may be directed or authorized by the Contracting Officer. The net proceeds of any such disposal shall be credited to the cost of the work covered by this contract or paid to the Government as directed by the Contracting Officer. The foregoing provisions shall apply to scrap from Government property; provided, however, that the Contracting Officer may authorize or direct the Contractor to omit from such inventory schedules any scrap consisting of faulty castings or forgings or of cutting and processing waste such as chips, cuttings, borings, turnings, short ends, circles, trimmings, clippings, and remnants and to dispose of such scrap in accordance with the Contractor's normal practice and account for it as a part of general overhead or other reimbursable costs in accordance with the Contractor's established accounting procedures.

     (j) Abandonment and restoration of Contractor premises. Unless otherwise provided herein, the Government-

          (1) May abandon any Government property in place, at which time all obligations of the Government regarding such abandoned property shall cease; and

          (2) Has no obligation to restore or rehabilitate the Contractor's premises under any circumstance (e.g., abandonment, disposition upon completion of need, or contract completion). However, if the Government-furnished property (listed in the Schedule or specifications) is withdrawn or is unsuitable for the intended use, or if other Government property is substituted, then the equitable adjustment under paragraph (h) of this clause may properly include restoration or rehabilitation costs.

     (k) Communications. All communications under this clause shall be in writing.

     (l) Overseas contracts. If this contract is to be performed outside the United States of America, its territories, or possessions, the words "Government: and "Government-furnished" (wherever they appear in this clause) shall be construed as "United States Government" and "United States Government-furnished," respectively.

                                   (End of Clause)

1.6  GOVERNMENT PROPERTY FURNISHED "AS IS"

                                                              Section I, Page 14
                                PART I - THE SCHEDULE
                             SECTION I - CONTRACT CLAUSES

     (a) The Government makes no warranty whatsoever with respect to Government property furnished "as is," except that the property is in the same condition when placed at the f.o.b. point specified in the solicitation as when inspected by the Contractor pursuant to the solicitation or, if not inspected by the Contractor, as when last available for inspection under the solicitation. All bags, contents for same, lED materials, the CTX System and specification regarding the configuration of the lEDs as required in CLIN 0010, will be provided in a condition fit for the purposes intended, and should not be provided "as is."

     (b) The Contractor may repair any property made available on an "as is" basis. Such repair will be at the Contractor's expense except as otherwise provided in this clause. Such property may be modified at the Contractor's expense, but only with the written permission of the Contracting Officer. Any repair or modification of property furnished "as is" shall not affect the title of the Government.

     (c) If there is any change in the condition of Government property furnished "as is" from the time inspected or last available for inspection under the solicitation to the time placed on board at the location specified in the solicitation, and such change will adversely affect the Contractor, the Contractor shall, upon receipt of the property, notify the Contracting Officer detailing the facts and, as directed by the Contracting Officer, either (1) return such property at the Government's expense or otherwise dispose of the property or (2) effect repairs to return the property to its condition when inspected under the solicitation or, if not inspected, last available for inspection under the solicitation. After completing the directed action and upon written request of the Contractor, the Contracting Officer shall equitably adjust any contractual provisions affected by the return, disposition, or repair in accordance with the procedures provided for in the Changes clause of this contract. The foregoing provisions for adjustment are the exclusive remedy available to the Contractor, and the Government shall not be otherwise liable for any delivery of Government property furnished "as is" in a condition other than that in which it was originally offered.

     (d) Except as otherwise provided in this clause, Government property furnished "as is" shall be governed by the Government Property clause of this contract.

                                   (End of clause)

1.7  PROGRESS PAYMENTS

Progress payments shall be made to the Contractor when requested as work progresses, but not more frequently than monthly in amounts approved by the Contracting Officer, under the following conditions:

     (a)  COMPUTATION OF AMOUNTS.

               (1) Unless the Contractor requests a smaller amount, each progress payment shall be computed as

                   (i) 80 percent of the Contractor's cumulative total costs under this contract, as shown by records maintained by the Contractor for the purpose of obtaining payment under Government contracts, plus

                                                              Section I, Page 15
                                PART I - THE SCHEDULE
                             SECTION I - CONTRACT CLAUSES

                   (ii)   progress payments to subcontractors (see paragraph
(j) below), all less the sum of all previous progress payments made by the Government under this contract. Cost of money that would be allowable under the Federal Aviation Administration's Contract Cost Principles shall be deemed an incurred cost for progress payment purposes.

             (2) The following conditions apply to the timing of including costs in progress payment requests:

                   (i) The costs of supplies and services purchased by the Contractor directly for this contract may be included only after payment by cash, check or other form of actual payment.

                   (ii) Costs for the following may be included when incurred, even if before payment, when the Contractor is not delinquent in payment of the costs of contract performance in the ordinary course of business:

                          (A)     Materials issued from the Contractor's stores
inventory and placed in the production process for use on this contract.

                          (B)     Direct labor, direct travel, and other direct
in-house costs.

                          (C)     Properly allocable and allowable indirect
costs.

                   (iii) Accrued costs of Contractor contributions under employee pension or other postretirement benefit, profit sharing, and stock ownership plans shall be excluded until actually paid unless---

                          (A)     The Contractors practice is to contribute to
the plans quarterly or more frequently; and

                          (B)     The contribution does not remain unpaid 30
days after the end of the applicable quarter or shorter payment period (any contributions remaining unpaid shall be excluded from the Contractors total costs for progress payments until paid).

                   (iv) If the contract is subject to the special transition method authorized in Cost Accounting Standard (CAS) 410, Allocation of Business Unit General and Administrative Expense to Final Cost Objective, General and Administrative expenses (G&A) shall not be included in progress payment requests until the suspense account prescribed in CAS 410 is less than--

                          (A)    Five million dollars; or

                          (B)    The value of the work-in-process inventories
under contracts entered into after the suspense account was established (only a pro rata share of the G&A allocable to the excess of the inventory over the suspense account value is includable in progress payment requests under this contract).

             (3) The Contractor shall not include the following in total costs for progress payment purposes in subparagraph (a)(1)(i) above:

                   (i) Costs that are not reasonable, allocable to this contract, and consistent with sound and generally accepted accounting principles and practices.

                   (ii) Costs incurred by subcontractors or suppliers.

                   (iii) Costs ordinarily capitalized and subject to depreciation or amortization except for the properly depreciated or amortized portion of such costs.

                                                              Section I, Page 16
                                PART I - THE SCHEDULE
                             SECTION I - CONTRACT CLAUSES

                   (iv) Payments made or amounts payable to subcontractors or suppliers, except for-

                          (A)     Completed work, including partial deliveries,
to which the Contractor has acquired title; and

                          (B)     Work under cost-reimbursement or time-and-
material subcontracts to which the Contractor has acquired title.

             (4) The amount of unliquidated progress payments may exceed neither

                   (i) the progress payments made against incomplete work (including allowable unliquidated progress payments to subcontractors) nor

                   (ii) the value, for progress payment purposes, of the incomplete work. Incomplete work shall be considered to be the supplies and services required by this contract, for which delivery and invoicing by the Contractor and acceptance by the Government are incomplete.

             (5) The total amount of progress payments shall not exceed 80 percent of the total contract price.

             (6) If a progress payment or the unliquidated progress payments exceed the amounts permitted by subparagraphs (a)(4) or (a)(5) above, the Contractor shall repay the amount of such excess to the Government on demand.

     (b)     LIQUIDATION.

Except as provided in the Termination for Convenience of the Government clause, all progress payments shall be liquidated by deducting from any payment under this contract, other than advance or progress payments, the unliquidated progress payments, or 80 percent of the amount invoiced, whichever is less. The Contractor shall repay to the Government any amounts required by a retroactive price reduction, after computing liquidations and payments on past invoices at the reduced prices and adjusting the unliquidated progress payments accordingly. The Government reserves the right to unilaterally change from the ordinary liquidation rate to an alternate rate when deemed appropriate for proper contract financing.

     (c)     REDUCTION OR SUSPENSION.

The Contracting Officer may reduce or suspend progress payments, increase the rate of liquidation, or take a combination of these actions, after finding on substantial evidence any of the following conditions:

             (1) The Contractor failed to comply with any material requirement of this contract (which includes paragraphs (f) and (g) below).

             (2) Performance of this contract is endangered by the Contractor's

                   (i)    failure to make progress or

                   (ii)   unsatisfactory financial condition.

             (3) Inventory allocated to this contract substantially exceeds reasonable requirements.

             (4) The Contractor is delinquent in payment of the costs of performing this contract in the ordinary course of business.

             (5) The unliquidated progress payments exceed the fair value of the work accomplished on the undelivered portion of this contract.

             (6) The Contractor is realizing less profit than that reflected in the establishment of any alternate liquidation rate in paragraph (6) above, and that rate is less than the progress payment rate stated in subparagraph
(a)(1) above.

                                                              Section I, Page 17
                                PART I - THE SCHEDULE
                             SECTION I - CONTRACT CLAUSES

     (d)     TITLE.

             (l) Title to the property described in this paragraph (d) shall vest in the Government. Vestiture shall be immediately upon the date of this contract, for property acquired or produced before that date. Otherwise, vestiture shall occur when the property is or should have been allocable or properly chargeable to this contract.

             (2) `Property,' as used in this clause, includes all of the below-described items acquired or produced by the Contractor that are or should be allocable or properly chargeable to this contract under sound and generally accepted accounting principles and practices.

                   (i)    Parts, materials, inventories, and work in process;

                   (ii) Special tooling and special test equipment to which the Government is to acquire title under any other clause of this contract;

                   (iii) Nondurable (i.e., noncapital) tools, jigs, dies, fixtures, molds, patterns, taps, gauges, test equipment, and other similar manufacturing aids, title to which would not be obtained as special tooling under subparagraph (ii) above; and

                   (iv) Drawings and technical data, to the extent the Contractor or subcontractors are required to deliver them to the Government by other clauses of this contract.

             (3) Although title to property is in the Government under this clause, other applicable clauses of this contract; e.g., the termination or special tooling clauses, shall determine the handling and disposition of the property.

             (4) The Contractor may sell any scrap resulting from production under this contract without requesting the Contracting Officer's approval, but the proceeds shall be credited against the costs of performance.

             (5) To acquire for its own use or dispose of property to which title is vested in the Government under this clause, the Contractor must obtain the Contracting Officer's advance approval of the action and the terms. The Contractor shall

                   (i) exclude the allocable costs of the property from the costs of contract performance, and

                   (ii) repay to the Government any amount of unliquidated progress payments allocable to the property. Repayment may be by cash or credit memorandum.

             (6) When the Contractor completes all of the obligations under this contract, including liquidation of all progress payments, title shall vest in the Contractor for all property (or the proceeds thereof) not-

                   (i) Delivered to, and accepted by, the Government under this contract; or

                   (ii) Incorporated in supplies delivered to, and accepted by, the Government under this contract and to which title is vested in the Government under this clause.

             (7) The terms of this contract concerning liability for Government-furnished property shall not apply to property to which the.Government acquired title solely under this clause.

     (e)  RISK OF LOSS.

Before delivery to and acceptance by the Government, the Contractor shall bear the risk of loss for property, the title to which vests in the Government under this clause, except to the extent the Government expressly assumes the risk. The Contractor shall repay the Government an amount equal

                                                              Section I, Page 18
                                PART I - THE SCHEDULE
                             SECTION I - CONTRACT CLAUSES

to the unliquidated progress payments that are based on costs allocable to property that is damaged, lost, stolen, or destroyed.

     (f)  CONTROL OF COSTS AND PROPERTY
The Contractor shall maintain an accounting system and controls adequate for the proper administration of this clause.

     (g)  REPORTS AND ACCESS TO RECORDS.
The Contractor shall promptly furnish reports, certificates, financial statements, and other pertinent information reasonably requested by the Contracting Officer for the administration of this clause. Also, the Contractor shall give the Government reasonable opportunity to examine and verify the Contractor's books, records, and accounts.

     (h)  SPECIAL TERMS REGARDING DEFAULT.
If this contract is terminated under the Default clause,

             (i) the Contractor shall, on demand, repay to the Government the amount of unliquidated progress payments and

             (ii) title shall vest in the Contractor, on full liquidation of progress payments, for all property for which the Government elects not to require delivery under the Default clause. The Government shall be liable for no payment except as provided by the Default clause.

     (i)     RESERVATIONS OF RIGHTS.

             (1)   No payment or vesting of title under this clause shall

                   (i) excuse the Contractor from performance of obligations under this contract or

                   (ii) constitute a waiver of any of the rights or remedies of the parties under the contract.

             (2)   The Government's rights and remedies under this clause

                   (i) shall not be exclusive but rather shall be in addition to any other rights and remedies provided by law or this contract and

                   (ii) shall not be affected by delayed, partial, or omitted exercise of any right, remedy, power, or privilege, nor shall such exercise or any single exercise preclude or impair any further exercise under this clause or the exercise of any other right, power, or privilege of the Government.

     (j)     PROGRESS PAYMENTS TO SUBCONTRACTORS.

The amounts mentioned in (a)(1)(ii) above shall be all progress payments to subcontractors or divisions, if the following conditions are met:

             (1)     The amounts included are limited to

                   (i) the unliquidated remainder of progress payments made plus

                   (ii) for small business concerns any unpaid subcontractor requests for progress payments that the Contractor has approved for current payment in the ordinary course of business.

                                                              Section I, Page 19
                                PART I - THE SCHEDULE
                             SECTION I - CONTRACT CLAUSES

             (2) The subcontract or interdivisional order is expected to involve a minimum of approximately 6 months between the beginning of work and the first delivery, or, if the subcontractor is a small business concern, 4 months.

             (3) The terms of the subcontract or interdivisional order concerning progress payments-

                   (i) Are substantially similar to the terms of this clause;

                   (ii) Are at least as favorable to the Government as the terms of this clause;

                   (iii) Are not more favorable to the subcontractor or division than the terms of this clause are to the Contractor;

                   (iv) Are in conformance with the requirements of paragraph 32.504(e) of the Federal Acquisition Regulation (cited here for informational purposes only); and

                   (v) Subordinate all subcontractor rights concerning property to which the Government has title under the subcontract to the Government's right to require delivery of the property to the Government if

                          (A)     the Contractor defaults or

                          (B)     the subcontractor becomes bankrupt or
insolvent.

             (4) The progress payment rate in the subcontract is the customary rate used by the Contracting Agency, depending on whether the subcontractor is or is not a small business concern.

             (5) The parties agree concerning any proceeds received by the Government for property to which title has vested in the Government under the subcontract terms, that the proceeds shall be applied to reducing any unliquidated progress payments by the Government to the Contractor under this contract.

             (6) If no unliquidated progress payments to the Contractor remain, but there are unliquidated progress payments that the Contractor has made to any subcontractor, the Contractor shall be subrogated to all the rights the Government obtained through the terms required by this clause to be in any subcontract, as if all such rights had been assigned and transferred to the Contractor.

             (7) The Contractor shall pay the subcontractor's progress payment request under subdivision (j)(1)(ii) above, within a reasonable time after receiving the Government progress payment covering those amounts.

             (8) To facilitate small business participation in subcontracting under this contract, the Contractor agrees to provide progress payments to small business concerns, in conformity with the standards for customary progress payments stated in Subpart 32.5 of the Federal Acquisition Regulation (cited here for informational purposes only). The Contractor further agrees that the need for such progress payments shall not be considered as a handicap or adverse factor in the award of subcontracts.

     (k)     LIMITATIONS ON UNDEFINITIZED CONTRACT ACTIONS.

Notwithstanding any other progress payment provisions in this contract, progress payments may not exceed 80 percent of costs incurred on work accomplished under undefinitized contract actions. A 'contract action' is any action resulting in a contract, including contract modifications for additional supplies or services, but not including contract modifications that are within the scope and under the terms of the contract, such as contract modifications issued pursuant to the Changes clause, or funding and other administrative changes. This limitation shall apply to the costs incurred, as computed in accordance with paragraph (a) of this clause, and shall remain in effect until the contract action is

                                                              Section I, Page 20
                                PART I - THE SCHEDULE
                             SECTION I - CONTRACT CLAUSES

definitized. Costs incurred which are subject to this limitation shall be segregated on Contractor progress payment requests and invoices from those costs eligible for higher progress payment rates. For purposes of progress payment liquidation, as described in paragraph (b) of this clause, progress payments for undefinitized contract actions shall be liquidated at 80 percent of the amount invoiced for work performed under the undefinitized contract action as long as the contract action remains undefinitized. The amount of unliquidated progress payments for undefinitized contract actions shall not exceed 80 percent of the maximum liability of the Government under the undefinitized contract action or such lower limit specified elsewhere in the contract. Separate limits may be specified for separate actions.
                                   (End of clause)

I.8  DATA RIGHTS TRANSFER

In the event that the Government transfers title to the supplies acquired under this contract to a third party, the document titled "InVision Software License" (Attachment B hereto) shall apply to the transferee. Government data rights under this contract are as detailed in Section I clauses 3.5-13, "Rights in Data -- General" and 3.5-18 "Commercial Computer Software -- Restricted Rights." No data rights of the Government shall be extinguished via transfer of title of supplies delivered under this contract. Additionally, the Government shall not be liable for any patent or copyright infringement resulting from such title transfer.

                                                             Section J, Page i

            PART III - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS
                             SECTION J - LIST OF EXHIBITS

                                  TABLE OF CONTENTS

J.1   CONTRACT DATA REQUIREMENTS LIST                                        1
      (CDRL)

J.2   CDRL FORMS                                                             4

ATTACHMENT A - INVISION TECHNOLOGIES, INC., CTX SERIES EXPLOSIVE DETECTION SYSTEM, FACTORY OR SITE ACCEPTANCE TEST PROCEDURE

ATTACHMENT B - INVISION TECHNOLOGIES, INC., SOFTWARE LICENSE

                                                             Section J, Page 1

            PART III - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS
                             SECTION J - LIST OF EXHIBITS

J.1 CONTRACT DATA REQUIREMENTS LIST (CDRL)

The following definitions and notes apply to the CDRL Form block numbers. CDRLs for this contract follow after paragraph J2

BLOCK 1 - LINE NUMBER

    This block provides a line number which uniquely identifies the data item.

BLOCK 2 - TITLE

    This block provides the title of the data item.

BLOCK 3 - SUBTITLE

    This block provides additional title information for the data item if further identification is required.

BLOCK 4 - DATA ITEM DESCRIPTION (DID) REFERENCE

    This block gives the identification number and revision letter of the DID which further specifies the requirements of the data item.

BLOCK 5 - CONTRACT REFERENCE

    This block provides a reference to the specific contract line item number or paragraph number of the Statement of Work which generates the requirement for the data item.

BLOCK 6 - TECHNICAL OFFICE

    This block identifies the FAA code for the contract Technical Officer.

BLOCK 7 - INSPECTION/ACCEPTANCE CODE

    This block designates the location for performance of Government inspection and acceptance of the data item. The location is indicated by a two-
     character code as follows:

    DD   Inspection and acceptance at destination.
    DS   Inspection at destination, acceptance at source.
    SD   Inspection at source, acceptance at destination.
    SS   Inspection and acceptance at source.

                                                              Section J,  Page 2

            PART III - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS
                             SECTION J - LIST OF EXHIBITS

    LT   Only a letter of transmittal required.

BLOCK 8 - APPROVAL CODE

    This block indicates requirements for Government approval of the data item. Requirements are identified by a code as follows:

    AN Formal, written approval is required prior to final acceptance of the data item by the Government. If it is determined that any contractual requirements for this data item are not satisfied, the Government will notify the Contractor of each deficient area and withhold final acceptance pending correction of all deficiencies by the Contractor.
         A distribution statement is not required.

    AD   Formal, written approval and a distribution statement are required.

    D    Only a distribution statement is required.

    N    Neither approval nor a distribution statement are required.

BLOCK 9 - Reserved for future use.

BLOCK 10 - FREQUENCY

    This block specifies the frequency of submittal for the data item. Data of a recurring type shall be submitted at the end of the reporting period established in this field unless otherwise indicated in Blocks 12, 13, or
    16.  Codes used are as follows:

         Daily     Daily
         Weekly    Weekly
         B/W       Bi-Weekly
         Monthly   Monthly
         S/M       Semi-Monthly
         B/M       Bi-Monthly
         Qrtly     Quarterly
         Annually  Annually
         One/R     One time submittal, change pages, revisions
         N/R       N separate submittals, changes pages, revisions
         R/ASR     Revisions, change pages as required
         A/R       As required

BLOCK 11 - AS OF DATE

                                                             Section J,  Page 3

            PART III - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS
                             SECTION J - LIST OF EXHIBITS


    For data of a recurring type. This block is used for the starting and ending dates of the required reporting period. "EOM" indicates "End of Month."

BLOCK 12 - DATE OF FIRST SUBMITTAL

    For data of a recurring type. This block is used to indicate the required delivery date for the first submission of the data item. The following codes apply:

         W/D  Working Day(s)      EOM  End of Month
         C/D  Calendar Day(s)     EOP  End of Reporting Period
         C/Y  Contract Year

BLOCK 13 - DATE OF SUBSEQUENT SUBMISSION

    For data of a recurring type. This block is used to indicate the required delivery date for subsequent submissions of the data item. The following codes apply:

         W/D  Working Day(s)      EOM  End of Month
         C/D  Calendar Day(s)     EOP  End of Reporting Period
         C/Y  Contract Year

BLOCK 14 - DISTRIBUTION AND ADDRESSES

    This block specifies the addresses and the number of copies each addressee is to receive. The quantity of hard copies is indicated by the number to the left of the slash. Unless otherwise indicated in Block 16, the medium for submission shall be paper. The designation "LT" in this block, if shown, indicates that only a copy of the letter of transmittal is required for that addressee. "ORIG" designates original document.

    A distribution list is shown below. All CDRL items shall be delivered to the FAA at the following address, with the corresponding attention line:

              Federal Aviation Administration
              800 Independence Avenue, S.W.
              Washington, DC 2059l

    The "Attention" codes in Block 14 are as follows:

         CO        Contracting Officer, Resource Management Branch (ASU-360)
         COTR      Contracting Officer's Technical Representative
         AP        Accounts Payable (AAA-225)

                                                             Section J,  Page 4

            PART III - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS
                             SECTION J - LIST OF EXHIBITS


BLOCK 15 - TOTAL COPIES

    This block specifies the total number of copies required. Example: "ORIG + 3" means an original document plus three copies is the total requirement for all addressees. The Government reserves the right to adjust the distribution and total number of copies, and will issue modifications to the contract if data requirements change.

BLOCK 16 - REMARKS

    This block contains pertinent data item information not specified elsewhere on the form and/or clarification data for other CDRL blocks. A full description of the reports is provided in the Statement of Work. Precise formats will be provided in this attachment at contract award.

J.2 CDRL FORMS

The following CDRL forms (Exhibits A through K in the following pages) apply to this contract:

    A01  Monthly Formal Progress Review (Section C3.1)
    B01  Maintenance Readiness Plan (Section C.3.2)
    CO1  Production Readiness Plan (Section C.3.3)
    D02  Quality System Plan (Section E.2)
    E01  TIP Library Development Plan (Section C.3.4)
    F01  Training Expansion Plan (Section C.3.5)
    G01  RESERVED
    H01  Operations Manual (Section C.3.6)
    I01  Maintenance Manual (Section (C.3.7)
    J01  Integration Manual (Section C.3.8)
    K01  Installation Manual (Section C.3.9)

                                                             Section J,  Page 5



            PART III - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS
                             SECTION J - LIST OF EXHIBITS

                                      EXHIBIT A





----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                  CONTRACT DATA REQUIREMENTS LIST
----------------------------------------------------------------------------------------------------------------------------------
1.     2. & 3.                                                   6.               10.              12.            14.
----------------------------------------------------------------------------------------------------------------------------------
AO1    Monthly Formal Progress Review (Briefing and Report)      AAR-600           MONTHLY          30 C/D         CO       LT ONLY
                                                                                                    AFTER          COTR     COPY/2
                                                                                                    AWARD          OTHER    COPIES
------------------------------------------------------------------------------------------------------------------
4.                                5.                  7.         8.        9.    11.               13.                      (AS
------------------------------------------------------------------------------------------------------------------           REQ'D)
            N/A                       C.3.1               SS       D              EOM               10 C/D
                                                                                                    AFTER EOM
------------------------------------------------------------------------------------------------------------------
16.
------------------------------------------------------------------------------------------------------------------
The Contractor shall be responsible for conducting monthly progress reviews in accordance with Section C.3.1 of the contract.  Minutes from each review shall be documented and submitted as formal reports.  The content shall cover all contract and subcontract activities, including a synopsis of program activities over the previous calendar month.  The organization of the review must be sufficiently comprehensive to cover technical and schedule aspects of the contract. Issues and concerns shall be individually identified and discussed separately.  Following  --------------
a description of the issue or concern, the Contractor shall assess criticality and time-sensitivity, risk analysis,   15.
and actions planned to mitigate or eliminate significant problems.  Recommended resolution shall specifically identify required involvement by Government or Contractor personnel.  The conclusion of the review will delineate
all outstanding action items resulting from previous events, milestones, and reviews.  The status shall indicate     -------------
what actions are required to close the item and the necessary time frames.  A post award conference mutually           AS
scheduled will replace the first review.  Contractor format for the Monthly Formal Progress Review is acceptable.      REQ'D
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

                                                             Section J,  Page 6


            PART III - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS
                             SECTION J - LIST OF EXHIBITS

                                      EXHIBIT B




----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                  CONTRACT DATA REQUIREMENTS LIST
----------------------------------------------------------------------------------------------------------------------------------
1.     2. & 3.                                                   6.               10.              12.            14.
----------------------------------------------------------------------------------------------------------------------------------
BO1    MAINTENANCE READINESS PLAN                                AR-600           R/ASR            30 C/D         CO       LT ONLY
                                                                                                   AFTER
                                                                                                   AWARD          COTR     COPY/2
-----------------------------------------------------------------------------------------------------------------
4.                                5.                  7.         8.        9.    11.               13.
-----------------------------------------------------------------------------------------------------------------
            N/A                       C.3.2               DD        AN            N/A              30 C/D
                                                                                                   AFTER EOM
                                                                                                   RECEIPT
                                                                                                   OF IPT
                                                                                                   DEPLOY
                                                                                                   PLAN
-----------------------------------------------------------------------------------------------------------------
16.
-----------------------------------------------------------------------------------------------------------------
The Contractor shall prepare a Maintenance Readiness Plan in any acceptable format to implement the field support
required by this contract.  Essential elements include but are not limited to: (1) steps required and schedule to   --------------
establish regional service representatives/engineers; (2) steps required and schedule for establishing spare parts   15.
depots, with an estimate of required spare parts inventories; and (3) strategy for providing maintenance personnel
(e.g. new, direct employees or contract service employees).  Government Furnished Information:  Initial Deployment  --------------
Plan, Final Deployment Plan and comments on the initial MRP to be provided by AAR-600.  Thirty days after receipt    COPIES 2
of the Final Deployment Plan and comments, the Contractor shall submit a revised MRP.

----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------


                                                             Section J,  Page 7


            PART III - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS
                             SECTION J - LIST OF EXHIBITS


                                      EXHIBIT C





----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                  CONTRACT DATA REQUIREMENTS LIST
----------------------------------------------------------------------------------------------------------------------------------
1.     2. & 3.                                                   6.               10.              12.            14.
----------------------------------------------------------------------------------------------------------------------------------
CO1    PRODUCTION READINESS PLAN                                  AR-600          ONE/R            30 C/D         CO       LT ONLY
                                                                                                   AFTER
                                                                                                   AWARD          COTR     COPY/2
------------------------------------------------------------------------------------------------------------
4.                                5.                  7.         8.        9.    11.               13.
------------------------------------------------------------------------------------------------------------
            N/A                       C.3.3               DD        AN            N/A

16.
-------------------------------------------------------------------------------------------------------------
The Contractor shall provide in an acceptable format a description of the actions necessary to meet production    ----------------
requirements (quantities and schedules) set forth in this contract.  Contractor format is acceptable.             15.
                                                                                                                  ----------------
                                                                                                                  COPIES 2
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------


                                                             Section J,  Page 8



            PART III - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS
                             SECTION J - LIST OF EXHIBITS

                                      EXHIBIT D






----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                  CONTRACT DATA REQUIREMENTS LIST
----------------------------------------------------------------------------------------------------------------------------------
1.     2. & 3.                                                   6.               10.              12.            14.
----------------------------------------------------------------------------------------------------------------------------------
DO1    QUALITY SYSTEM PLAN                                       ASU-200(QRO)     ONE/R            30 C/D         CO       LT ONLY
                                                                                                   AFTER
                                                                                                   AWARD          QRO      COPY/2
------------------------------------------------------------------------------------------------------------
4.                                5.                  7.         8.        9.    11.               13.            COTR     COPY/1
------------------------------------------------------------------------------------------------------------
       See DID attached               E.2                 LT        AN            R/ASR             N/A
------------------------------------------------------------------------------------------------------------
16.
-------------------------------------------------------------------------------------------------------------
The Contractor shall submit an initial Quality System Plan thirty days after contract award.  The Government      ----------------
shall have thirty days to review and comment upon each submission of the QSP until it is approved by the           15.
Contracting Officer.  After approval of the plan, the Contractor shall be in compliance with the plan within
ninety days.                                                                                                      ----------------
                                                                                                                   COPIES 2
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------


                                                             Section J,  Page 9


            PART III - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS
                             SECTION J - LIST OF EXHIBITS


                                      EXHIBIT E





----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                  CONTRACT DATA REQUIREMENTS LIST
----------------------------------------------------------------------------------------------------------------------------------
1.     2. & 3.                                                   6.               10.              12.            14.
----------------------------------------------------------------------------------------------------------------------------------
E01    TIP LIBRARY DEVELOPMENT PLAN                              AAR-600           A/R             30 C/D         CO       LT ONLY
                                                                                                   AFTER
                                                                                                   AWARD          COTR     COPY/2
------------------------------------------------------------------------------------------------------------
4.                                5.                  7.         8.        9.    11.               13.
------------------------------------------------------------------------------------------------------------
             N/A                      C.3.4               LT        AN            N/A               N/A
------------------------------------------------------------------------------------------------------------
16.
-------------------------------------------------------------------------------------------------------------
The Contractor shall prepare and deliver a plan describing the actions necessary and schedule for              ----------------
developing additional TIP volumes within the TIP library as described in CLIN 0010 of this contract.            15.
Contractor format is acceptable. Government Furnished Information:  Specifications to the Contractor           ----------------
on the proportion and configuration of the IED, and the location/packing of the IED.  Government Furnished      COPIES 2
Property:  All bags, contents, IED materials and the CTX system installed at William J. Hughes Technical       ----------------
Center.
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

                                                            Section J,  Page 10


            PART III - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS
                             SECTION J - LIST OF EXHIBITS


                                      EXHIBIT F





----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                  CONTRACT DATA REQUIREMENTS LIST
----------------------------------------------------------------------------------------------------------------------------------
1.     2. & 3.                                                   6.               10.              12.            14.
----------------------------------------------------------------------------------------------------------------------------------
FO1    TRAINING EXPANSION PLAN (TEP)                             AAR-600          ONE/R            30 C/D         CO       LT ONLY
                                                                                                    AFTER
                                                                                                    AWARD          COTR     COPY/2
------------------------------------------------------------------------------------------------------------
4.                                5.                  7.         8.        9.    11.               13.
------------------------------------------------------------------------------------------------------------
      N/A                              C.3.5               LT        AN          N/A               N/A
------------------------------------------------------------------------------------------------------------
16.
------------------------------------------------------------------------------------------------------------
The Contractor shall prepare and deliver a plan describing the actions necessary and schedule to meet the training requirements of this contract.  Contractor format is acceptable.  The TEP shall primarily focus on the Operator Training Class, but shall also disucss expansion plans, if Contractor deems expansion necessary, for maintenance and instructor training based on quantities specified in Section H.3 of this contract.
The TEP shall include but not be limited to discussions of the following:

- Increased staffing requirements;
                                                                                                               -------------------
- IED and training bag development, including expected specifications from the FAA;                             15.

- How training program shall accommodate features such as Image Quality Test Kit procedures and TIP, as well as any future capabilities that may be added to the CTX 5000SP;

- Minor preventative maintenance for operators;

- Recommendations for how CBT could enhance, modify or replace the classrooom instruction portion of the        -------------------
  current operator training program;                                                                           COPIES 2

As an attachment to the TEP, Contractor shall provide a training syllabus for each of the three courses
(Operator, Instructor, and Engineer Maintenance) for review and approval in conjunction with the TEP review.
Syllabus submittal dates:  Operator - 30 days after contract award; Instructor - 90 days after contract award;
and Engineer Maintenance - 90 days after contract award.
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------


                                                            Section J,  Page 11

            PART III - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS
                             SECTION J - LIST OF EXHIBITS


                                      EXHIBIT G

                                       RESERVED

                                                            Section J,  Page 12


            PART III - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS
                             SECTION J - LIST OF EXHIBITS


                                      EXHIBIT H


----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                  CONTRACT DATA REQUIREMENTS LIST
----------------------------------------------------------------------------------------------------------------------------------
1.     2. & 3.                                                   6.               10.              12.            14.
----------------------------------------------------------------------------------------------------------------------------------
H01    OPERATIONS MANUAL                                         AAR-600          R/ASR           30 C/D         CO       LT ONLY
                                                                                                   AFTER
                                                                                                   AWARD         COTR      COPY
------------------------------------------------------------------------------------------------------------               AS
4.                                5.                  7.         8.        9.    11.               13.                     REQD
------------------------------------------------------------------------------------------------------------
             N/A                      C.3.6               LT        AN            N/A               N/A
------------------------------------------------------------------------------------------------------------
16.
-------------------------------------------------------------------------------------------------------------
The Contractor shall deliver an Operations Manual and subsequent changes to meet the operations requirements   --------------------
of this contract. Elements of the Manual may consist of, but are not be limited to, Overview of the CTX 5000
SP, SystemControls, Machine Operations, Safety, Security, Bagging Handling Operations, Automatic Detection and   15.
Image Displays, Threat Resolution, Supervisor Menus, and Log In Procedures.                                    --------------------
                                                                                                               COPIES         AS
                                                                                                                             REQD
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Section J,  Page 13


            PART III - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS
                             SECTION J - LIST OF EXHIBITS


                                      EXHIBIT I







----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                  CONTRACT DATA REQUIREMENTS LIST
----------------------------------------------------------------------------------------------------------------------------------
1.     2. & 3.                                                   6.               10.              12.            14.
----------------------------------------------------------------------------------------------------------------------------------
I01    MAINTENANCE MANUAL                                         AAR-600          R/ASR           30 C/D         CO       LT ONLY
                                                                                                   AFTER
                                                                                                   AWARD          COTR     COPY/
------------------------------------------------------------------------------------------------------------               AS
4.                                5.                  7.         8.        9.     11.              13.                     REQD
------------------------------------------------------------------------------------------------------------
             N/A                      C.3.7               LT        AN            N/A              N/A
------------------------------------------------------------------------------------------------------------
16.
-------------------------------------------------------------------------------------------------------------
The Contractor shall deliver a maintenance manual which will facilitate owner and operator preventive and        ------------------
corrective maintenance of a non-complex nature.                                                                   5.
                                                                                                                ------------------
                                                                                                                COPIES     AS
                                                                                                                           REQD
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Section J,  Page 14


            PART III - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS
                             SECTION J - LIST OF EXHIBITS


                                      EXHIBIT J





----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                  CONTRACT DATA REQUIREMENTS LIST
----------------------------------------------------------------------------------------------------------------------------------
1.     2. & 3.                                                   6.               10.              12.            14.
----------------------------------------------------------------------------------------------------------------------------------
J01    INTEGRATION MANUAL                                         AAR-600          R/ASR           30 C/D         CO       LT ONLY
                                                                                                   AFTER
                                                                                                   AWARD          COTR     COPY/2
------------------------------------------------------------------------------------------------------------
4.                                5.                  7.         8.        9.     11.              13.
------------------------------------------------------------------------------------------------------------
             N/A                      C.3.8               LT        AN            N/A              N/A
------------------------------------------------------------------------------------------------------------
16.
-------------------------------------------------------------------------------------------------------------
The Contractor shall deliver an Integration Manual which describes the actions necessary to integrate a
CTX-5000 into a baggage system.  Elements of the manual may consist of, but not be limited to, Physical
Components and Operational Impact, Integrated Operation: PLC Communication, and Site and Equipment
Specifications.                                                                                                   ----------------
                                                                                                                  15.
                                                                                                                  ----------------
                                                                                                                  COPIES    AS
                                                                                                                            REQD
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Section J,  Page 15


            PART III - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS
                             SECTION J - LIST OF EXHIBITS


                                      EXHIBIT K




----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                  CONTRACT DATA REQUIREMENTS LIST
----------------------------------------------------------------------------------------------------------------------------------
1.     2. & 3.                                                   6.               10.              12.            14.
----------------------------------------------------------------------------------------------------------------------------------
K01    INSTALLATION MANUAL                                        AAR-600          R/ASR           30 C/D         CO       LT ONLY
                                                                                                   AFTER
                                                                                                   AWARD          COTR     COPY/
------------------------------------------------------------------------------------------------------------               AS
4.                                5.                  7.         8.        9.     11.              13.                     REQD
------------------------------------------------------------------------------------------------------------
             N/A                      C.3.9               LT        AN            N/A              N/A
------------------------------------------------------------------------------------------------------------
16.
-------------------------------------------------------------------------------------------------------------
The Contractor shall deliver an Installation Manual which describes the actions necessary to install and render operational a CTX-5000SP.  Elements of the Manual may consist of, but not be limited to, Pre-
Installation, Preparation for Installation, CTX 5000 SP Specific Installation, System Electrical Connections,     -----------------
and Installation Tests.                                                                                           15.
                                                                                                                  ----------------
                                                                                                                  COPIES    AS
                                                                                                                            REQD
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Section J, Attachment A

            PART III - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS
                             SECTION J - LIST OF EXHIBITS

                                     ATTACHMENT A


                             INVISION TECHNOLOGIES, INC.
                        CTX SERIES EXPLOSIVE DETECTION SYSTEM
                      FACTORY OR SITE ACCEPTANCE TEST PROCEDURE

                             INVISION TECHNOLOGIES, INC.
                        CTX SERIES EXPLOSIVE DETECTION SYSTEM
                       FACTOR OR SITE ACCEPTANCE TEST PROCEDURE

GENERAL INSPECTION OF SUPPLIED COMPONENTS                               ACCEPTED

CTX 5000 SP EDS         Series Number____________                           / /

Operators Console                                                           / /

Infeed Conveyor System            Type ____________________                 / /

Exit Conveyor System              Type ____________________                 / /

Integration Conveyor System       Type ____________________                 / /

Other                             Type ____________________                 / /

FAA Certified Operating Software  Type ____________________                 / /

Physical inspection of components revealed no damage                        / /

Comments:______________________________________________________________________

_______________________________________________________________________________

OPERATIONAL DEMONSTRATION                                               ACCEPTED

Hardware:

    Xray generation system                                                  / /

    Slip ring and brush-block assembly                                      / /

    Computer system and accessories                                         / /

    Conveyor systems, belt adjustment                                       / /

    Power connections                                                       / /

Software Features:

    Start up and shut down procedures                                       / /

    Start up test & lamp test function                                      / /

    Hard key functions                                                      / /

    Soft key functions                                                      / /

    Counter system for total bags, xray system and operating time           / /

Comments:  ____________________________________________________________________

_______________________________________________________________________________

SAFETY DEMONSTRATION                                                    ACCEPTED

    Emergency stop                                                          / /

    Xray exposure safety curtain replacement                                / /

    Mechanical safety                                                       / /

    Electrical safety                                                       / /

Comments:  ____________________________________________________________________

_______________________________________________________________________________

PERFORMANCE DEMONSTRATION                                               ACCEPTED

Luggage Trial                                                                / /

Image Quality Test Bag                                                       / /

Comments:  _____________________________________________________________________

________________________________________________________________________________

CONTRACT COMPLIANCE - (SEE ATTACHED DELIVERABLES LIST)                  ACCEPTED

Review of InVision product deliverables:                                     / /
    Enter all open deliverables & schedule for completion below

Review of InVision service and/or engineering project deliverables:          / /
    Enter all open deliverables & schedule for completion below

InVision Customer Operations and Communications Protocols                    / /

INVISION CONTRACT DELIVERABLES AND ESTIMATED SCHEDULE OF COMPLETION     ACCEPTED

    Products and Services not Delivered       Estimated
         List all open items                Delivery Date

________________________________________    ______________                  / /

________________________________________    ______________                  / /

________________________________________    ______________                  / /

________________________________________    ______________                  / /

________________________________________    ______________                  / /

________________________________________    ______________                  / /

Comments:  _____________________________________________________________________

________________________________________________________________________________

Date Completed:                        ________________________________________

Completed by InVision Representative:  ________________________________________

Witnessed by Purchaser Representative: ________________________________________


Agreed and Accepted:

INVISION TECHNOLOGIES, INC.            PURCHASER

By:________________________________    By:____________________________________

Name:______________________________    Name:__________________________________

Title:_____________________________    Title:_________________________________

                             INVISION TECHNOLOGIES, INC.
                        CTX SERIES EXPLOSIVE DETECTION SYSTEM
                            LIST OF CONTRACT DELIVERABLES

System Serial Number                   _______________________________________

Purchaser                              _______________________________________

InVision Contract Number               _______________________________________

Installed Location                     _______________________________________

Warranty Start Date                    _______________________________________

System Configuration                   _______________________________________
    Hardware
                                       _______________________________________

                                       _______________________________________

         Software Configuration        _______________________________________

                                       _______________________________________

         Services/Installation         _______________________________________

                                       _______________________________________

         Services/Training             _______________________________________

                                       _______________________________________

         Services/Integration          _______________________________________

                                       _______________________________________

         Miscellaneous deliverables    _______________________________________

                                       _______________________________________

                                                         Section J, Attachment B

            PART III - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS
                             SECTION J - LIST OF EXHIBITS

                                     ATTACHMENT B


                             INVISION TECHNOLOGIES, INC.
                                   SOFTWARE LICENSE

                                     ATTACHMENT B



                              INVISION SOFTWARE LICENSE

Notwithstanding any other provision contained in this contract, where any product or service provided to the Government under this contract includes software, whether embedded or on a disk or tape or other media, including data stored in such electronic form, upon payment to INVISION therefore, INVISION hereby grants to PURCHASER a perpetual, non-exclusive, non-transferable, license to use the software portion of such Product in connection with PURCHASER's own use of the Product, with it being understood that INVISION retains all right, title and interest in and to the software portion of the Product, and upgrades (if any) to the software portion of the Product provided to PURCHASER in connection with the Product being acquired hereunder. Without the express prior written consent of INVISION, PURCHASER shall not reproduce, decompile, or disassemble, all or any portion of the software portion of the Products or sub license or divulge, disclose or in any way distribute all or any portion of the software to any third party. This license may not be transferred except in connection with the transfer of the Product itself.

                                                               Section K, Page i


                      PART IV - REPRESENTATIONS AND INSTRUCTIONS

           SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS
                                     OF OFFERORS


                                  TABLE OF CONTENTS

K.1    REPRESENTATIONS/CERTIFICATIONS
          CLAUSES AND PROVISIONS                                       ..... 1

                                                               Section K, Page 1

                      PART IV - REPRESENTATIONS AND INSTRUCTIONS
           SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS
                                     OF OFFERORS


K.1 REPRESENTATIONS/CERTIFICATIONS CLAUSES AND PROVISIONS

3.1.1    Clauses and Provisions Incorporated by Reference

             CLAUSES AND PROVISIONS INCORPORATED BY REFERENCE (JUNE 1996)

This screening information request (SIR) or contract, as applicable, incorporates by reference one or more provisions or clauses with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make the full text available, or offerors and Contractors may obtain the full text via Internet from the Federal Aviation Administration (FAA) home page (http://www.faa.gov).

                                   (End of clause)

The following clauses are incorporated by reference:

    3.2.5-1   OFFICIALS NOT TO BENEFIT      APRIL 1996
    3.2.5-3   GRATUITIES OR GIFTS           APRIL 1996
    3.2.5-4   CONTINGENT FEES               OCTOBER 3, 1996
    3.2.5-5   ANTI-KICKBACK PROCEDURES      OCTOBER 3, 1996

3.2.2.3-10    Type of Business Organization

                      TYPE OF BUSINESS ORGANIZATION (APRIL 1996)

The offeror or quoter, by checking the applicable box, represents that:

    (a) It operates as /X/ a corporation incorporated under the laws of the State of DELAWARE, / / an individual, / / a nonprofit organization, or / / a joint venture; or

    (b) If the offeror or quoter is a foreign entity, it operates as / / an individual, / / a partnership, / / a nonprofit organization, / / a joint venture, or//a corporation, registered for business in _______________ (country)
                                  (End of provision)

                                                               Section K, Page 2

                      PART IV - REPRESENTATIONS AND INSTRUCTIONS
           SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS
                                     OF OFFERORS



3.2.2.3-15    Authorized Negotiators

                         AUTHORIZED NEGOTIATORS (APRIL 1996)

The offeror or quoter represents that the following persons are authorized to negotiate on its behalf with the Government in connection with this request for proposals or quotations:

    DAVID PILLOR, Sr. VICE PRESIDENT
    -----------------------------------------------------------------

    FREDERICK F. MUNTZ, AREA MANAGER
    -----------------------------------------------------------------
                                  (End of provision)

3.2.2.3-23    Place of Performance

                          PLACE OF PERFORMANCE (APRIL 1996)

    (a) The offeror or quoter, in the performance of this contract, / X / intends, / / does not intend (check applicable block) to use one or more plants or facilities located at a different address from the address of the offeror or quoter as indicated in this proposal or quotation.

    (b) If the offeror or quoter checks "intends" in paragraph (a) above, it shall insert in the spaces provided below the required information.

    Place of Performance          Name and Address of Owner and
    (Street, Address, City,       Operator of the Plant or Facility if
    County, State, Zip Code)      Other than Offeror or Quoter

    OFFEROR IS ACTIVELY SEEKING ADDITIONAL FACILITIES
    ----------------------------------------------------------------------

    IN THE SAN FRANCISCO BAY AREA U.S.A.
    ----------------------------------------------------------------------

                                  (End of provision)

                                                              Section K, Page 3

                      PART IV - REPRESENTATIONS AND INSTRUCTIONS
           SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS
                                     OF OFFERORS



3.2.2.3-35    Annual Representations and Certifications

                ANNUAL REPRESENTATIONS AND CERTIFICATIONS (APRIL 1996)

The offeror certifies that annual representations and certifications (check the appropriate block):

    [ ] (a) Dated __________ (insert date of signature on submission) which are incorporated herein by reference, have been submitted to the contracting office issuing this contract and that the submittal is current, accurate, and complete as of the date of this contract, except as follows (insert changes that affect only this contract; if 'none,' so state):
    [X]  (b)  Are enclosed.

                                  (End of provision)

3.2.2.3-70    Taxpayer Identification

                         TAXPAYER IDENTIFICATION (APRIL 1996)

(a) Definitions.

    (1) "Common parent," as used herein, means that corporate entity that owns or controls an affiliated group of corporations that files its Federal income tax returns on a consolidated basis, and of which the offeror is a member.

    (2) "Corporate status," as used herein, means a designation as to whether the offeror is a corporate entity, an unincorporated entity (e.g., sole proprietorship or partnership), or a corporation providing medical and health care services.

    (3) "Taxpayer Identification Number (TIN)," as used herein, means the number required by the IRS to be used by the offeror in reporting income tax and other returns.

(b) All offerors are required to submit the information required in paragraphs
(c) through (e) of this provision in order to comply with reporting requirements of 26 U.S.C. 6041, 6041A, and 6050M and implementing regulations issued by the Internal Revenue Service (IRS). If the resulting contract is subject to the reporting requirements, the failure or refusal by the offeror to furnish the information may result in a 31 percent reduction of payments otherwise due under the contract.

(c) Taxpayer Identification Number (TIN).

                                                              Section K, Page 4

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                                     OF OFFERORS

    [X] TIN: 94-3123544
            ----------------------
    [ ] TIN has been applied for.
    [ ] TIN is not required because:
    [ ] Offeror is a nonresident alien, foreign corporation, or foreign partnership that does not leave income effectively connected with the conduct of a trade or business in the U.S. and does not have all office or place of business or a fiscal paying agent in the U.S.;
    [ ] Offeror is an agency or instrumentality of a foreign government;
    [ ] Offeror is an agency or instrumentality of a Federal, state, or local government;
    [ ] Other State basis.

(d) Corporate Status.

    [ ] Corporation providing medical and health care services, or engaged in the billing and collecting of payments for such services;
    [X] Other corporate entity
    [ ] Not a corporate entity
    [ ] Sole proprietorship
    [ ] Partnership .
    [ ] Hospital or extended care facility described in 26 CFR 501(c)(3) that is exempt from taxation under 26 CFR 501(a).

(e) Common Parent.

    [X] Offeror is not owned or controlled by a common parent as defined in paragraph (a) of this clause.
    [ ] Name and TIN of common patent:

    Name____________________________________

    TIN_____________________________________

                                  (End of provision)


3.2.2.2.7-7   Certification Regarding Debarment, Suspension, Proposed
Debarment, and Other Responsibility Matters

               CERTIFICATION REGARDING DEBARMENT, SUSPENSION, PROPOSED
              DEPARTMENT, AND OTHER RESPONSIBILITY MATTERS (APRIL 1996)

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                                                              Section K, Page 5

                      PART IV - REPRESENTATIONS AND INSTRUCTIONS
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                                     OF OFFERORS

(a)(1) The Offeror certifies, to the best of its knowledge and belief, that--

(I) The Offeror and/or any of its Principals--

(A) Are [ ] are not [X] presently debarred, suspended, proposed for debarment, or declared ineligible for the award of contracts by any Federal agency;
(B) Have [ ] have not [X] within a three-year period preceding this offer, been convicted of or had a civil judgment rendered against them for: commission of fraud or a criminal offense in connection with obtaining. attempting to obtain, or performing a public (Federal, state, or local) contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers: or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, or receiving stolen property; and (c) Are [X] are not [ ] presently indicted for, or otherwise criminally or civilly charged by a governmental entity with, commission of any of the offenses enumerated in subdivision (a)(1)(i)(B) of this provision. [SEE ATTACHMENT A.]

(ii) The Offeror has [ ] has not [X] within a three-year period preceding this offer, had one or more contracts terminated for default by any Federal agency.

(2) 'Principals,' for the purposes of this certification, means officers; directors; owners; partners; and, persons having primary management or supervisory responsibilities within a business entity (e.g., general manager; plant manager; head of a subsidiary, division, or business segment, and similar positions). THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF HE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER SECTION 1001, TITLE 18, UNITED STATES CODE.

(b) The Offeror shall provide immediate written notice to the Contracting Officer if, at any time prior to contract award, the Offeror learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

(c) A certification that any of the items in paragraph (a) of this provision exists will not necessarily result in terminating this contract. However, the certification will be considered in connection with a determination of the Offeror's responsibility. Failure of the Offeror to furnish a certification or provide such additional information as requested by the Contracting Officer may render the Offeror nonresponsible.

(d) Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render, in good faith, the certification required by paragraph (a) of this provision. The knowledge and information of an Offeror is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

(e) The certification in paragraph (a) of this provision is a material representation of fact upon which reliance was placed when making award. If it is later determined that the Offeror knowingly rendered an erroneous certification, in addition to other remedies available to the Government, the Contracting Officer may terminate the contract resulting from this solicitation for default.

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                      PART IV - REPRESENTATIONS AND INSTRUCTIONS
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                                     OF OFFERORS


                                  (End of provision)


3.2.3-1  Cost Accounting Standards Notices and Certification

           COST ACCOUNTING STANDARDS NOTICES AND CERTIFICATION (APRIL 1996)

Note: This notice does not apply to small businesses or foreign governments. This notice is in three parts, identified as the following subsections I through III.

Offerors shall examine each part and provide the requested information in order to determine Cost Accounting Standards (CAS) requirements applicable to any resultant contract.

I.  DISCLOSURE STATEMENT-COST ACCOUNTING PRACTICES AND CERTIFICATION

(a) Any contract in excess of $500,000 resulting from this solicitation, except contracts in which the price negotiated is based on (1) established catalog or market prices of commercial items sold in substantial quantities to the general public, or (2) prices set by law or regulation, will be subject to the requirements of CAS rules, except for those contracts which are exempt as specified CAS rules.

(b) Any offeror submitting a proposal which, if accepted, will result in a contract subject to the requirements of CAS rules must, as a condition of contracting, submit a Disclosure Statement as required by CAS rules. The Disclosure Statement must be submitted as a part of the offeror's proposal under this solicitation unless the offeror has already submitted a Disclosure Statement disclosing the practices used in connection with the pricing of this proposal. If an applicable Disclosure Statement has already been submitted, the offeror may satisfy the requirement for submission by providing the information requested in paragraph (c) of Part I of this provision. Caution: In the absence of specific regulations or agreement, a practice disclosed in a Disclosure Statement shall not, by virtue of such disclosure, be deemed to be a proper, approved, or agreed-to practice for pricing proposals or accumulating and reporting contract performance cost data.

                                                              Section K, Page 7

                      PART IV - REPRESENTATIONS AND INSTRUCTIONS
           SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS
                                     OF OFFERORS

(c) Check the appropriate box below:

[ ] (1) Certificate of Concurrent Submission of Disclosure Statement. The offeror hereby certifies that, as a part of the offer, copies of the Disclosure Statement have been submitted as follows:

(i) Original and one copy to the cognizant Administrative Contracting Officer
(ACO), and (ii) One copy to the cognizant contract auditor. (Disclosure must be on Form No. CASB DS-I. Forms may be obtained from the cognizant ACO.)

Date of Disclosure Statement___________________________________________________

Name and Address of Cognizant ACO where filed__________________________________

The offeror further certifies that practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the Disclosure Statement.

[ ] (2) Certificate of Previously Submitted Disclosure Statement.
The offeror hereby certifies that Disclosure Statement was filed as follows:

Date of Disclosure Statement:__________________________________________________

Name and Address of Cognizant ACO where filed:_________________________________

The offeror further certifies that the practices used in estimating costs in pricing this proposal are consistent with the cost accounting practices disclosed in the applicable disclosure statement.

[X] (3) Certificate of Monetary Exemption.
The offeror hereby certifies that the offeror, together with all divisions, subsidiaries, and affiliates under common control, did not receive net awards of negotiated prime contracts and subcontracts subject to CAS totaling more than $25 million (of which at least one award exceeded $1 million) in the cost accounting period immediately preceding the period in which this proposal was submitted. The offeror further certifies that if such status changes before an award resulting from this proposal, the offeror will advise the Contracting Officer immediately.


[ ] (4) Certificate of Interim Exemption.
The offeror hereby certifies that (i)-the offeror first exceeded the monetary exemption for disclosure, as defined in (3) of this subsection, in the cost accounting period immediately preceding the period in which this offer was submitted and (ii) in accordance with CAS rules, the offeror is not yet required to submit a Disclosure Statement. The offeror further certifies that if an award resulting from this proposal has not been made within 90 days after the end of

                                                              Section K, Page 8

                      PART IV - REPRESENTATIONS AND INSTRUCTIONS
           SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS
                                     OF OFFERORS


that period, the offeror will immediately submit a revised certificate to the Contracting Officer, in the form specified under subparagraph (c)(1) or (c)(2) of Part I of this provision, as appropriate, to verify submission of a completed Disclosure Statement.

Caution: Offerors currently required to disclose because they were awarded a CAS-covered prime contract or subcontract of $25 million or more in the current cost accounting period may not claim this exemption (4). Further, the exemption applies only in connection with proposals submitted before expiration of the 90-day period following the cost accounting period in which the monetary exemption was exceeded.

II. COST ACCOUNTING STANDARDS-ELIGIBILITY FOR MODIFIED CONTRACT COVERAGE

If the offeror is eligible to use the modified provisions of CAS rules and elects to do so, the offeror shall indicate by checking the box below. Checking the box below shall mean that the resultant contract is subject to the Disclosure and Consistency of Cost Accounting Practices clause in lieu of the Cost Accounting Standards clause.

N/A

[ ] The offeror hereby claims an exemption from the Cost Accounting Standards clause under the provisions of CAS rules and certifies that the offeror is eligible for use of the Disclosure and Consistency of Cost Accounting Practices clause because during the cost accounting period immediately preceding the period in which this proposal was submitted, the offeror received less
 - than $25 million in awards of CAS-covered prime contracts and subcontracts, or the offeror did not receive a single CAS-covered award exceeding $1 million. The offeror further certifies that if such status changes before an award resulting from this proposal, the offeror will advise the Contracting Officer immediately.

CAUTION: An offeror may not claim the above eligibility for modified contract coverage if this proposal is expected to result in the award of a CAS-covered contract of $25 million or more or if, during its current cost accounting period, the offeror has been awarded a single CAS-covered prime contract or
subcontract of $25 million or more.            -

III.     ADDITIONAL COST ACCOUNTING STANDARDS APPLICABLE TO EXISTING CONTRACTS

The offeror shall indicate below whether award of the contemplated contract would, in accordance with subparagraph (a)(3) of the Cost Accounting Standards clause, require a change in established cost accounting practices affecting existing contracts and subcontracts.

     Yes        X  No
-----         -----

                                  (End of provision)

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                                                              Section K, Page 9

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           SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS
                                     OF OFFERORS


3.2.5-7  Disclosure Regarding Payments to Influence Certain Federal Transactions

              DISCLOSURE REGARDING PAYMENTS TO INFLUENCE CERTAIN FEDERAL
                            TRANSACTIONS (OCTOBER 3, 1996)

(a) Definitions.

    (1) "The Act," as used in this clause, means section 1352, title 31, United States Code.

    (2) "Agency," as used in this clause, means executive agency, within the meaning of 5 U.S.C. 10l, 102, and 104(I), and any wholly owned Government corporation within the meaning of 31 U.S.C. 9101..

    (3) "Covered Federal action," as used in this clause, means any of the following Federal actions:

         (i)       The awarding of any Federal contract.

         (ii)      The making of any Federal grant.

         (iii)     The making of any Federal loan.

         (iv)      The entering into of any cooperative agreement.

         (v) The extension, continuation, renewal, amendment, or modification of any Federal contract, grant, loan, or cooperative agreement.

    (4) "Indian tribe" and "tribal organization," as used in this clause, have the meaning provided in section 4 of the Indian Self-Determination and Education Assistance Act (25 U.S.C. 450B) and include Alaskan Natives:

    (5) "Influencing or attempting to influence," as used in this clause, means making, with the intent to influence, any communication to or appearance before an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with any covered Federal action.

    (6) "Local government," as used in this clause, means a unit of government in a State and, if chartered, established, or otherwise recognized by a State for the performance of a governmental duty, including a local public authority, a special district, an intrastate district, a

                                                             Section K, Page 10

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           SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS
                                     OF OFFERORS


council of governments, a sponsor group representative organization, and any other instrumentality of a local government.

    (7) "Officer or employee of an agency," as used in this clause., includes the following individuals who are employed by an agency:

         (i) An individual who is appointed to a position in the Government under title 5, United States Code, including a position under a temporary appointment.

         (ii) A member of the uniformed services, as defined in subsection 101(3), title 37, United States Code.

         (iii) A special Government employee, as defined in section 202, title 18, United States Code.

         (iv) An individual who is a member of a Federal advisory committee, as defined by the Federal Advisory Committee Act, title 5, United States Code, appendix 2.

    (8) 'Person,' as used in this clause, means an individual, corporation, company, association, authority, firm, partnership, society, State, and local government, regardless of whether such entity is operated for profit, or not for profit. This term excludes an Indian tribe, tribal organization, or any other Indian organization with respect to expenditures specifically permitted by other Federal law.

    (9) 'Reasonable compensation,' as used in this clause, means, with respect to a regularly employed officer or employee of any person, compensation that is consistent with the normal compensation for such officer or employee for work that is not furnished to, not funded by, or not furnished in cooperation with the Federal Government.

    (10) 'Reasonable payment,' as used in this clause, means, with respect to professional and other technical services, a payment in an amount that is consistent with the amount normally paid for such services in the private sector.

    (11) 'Recipient,' as used in this clause, includes the Contractor and all subcontractors. This term excludes an Indian tribe, tribal organization, or any other Indian organization with respect to expenditures specifically permitted by other Federal law.

    (12) 'Regularly employed,' as used in this clause, means, with respect to an officer or employee of a person requesting or receiving a Federal contract, an officer or employee who is employed by such person for at least 130 working days within 1 year immediately preceding

                                                             Section K, Page 11

                      PART IV - REPRESENTATIONS AND INSTRUCTIONS
           SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS
                                     OF OFFERORS


the date of the submission that initiates agency consideration of such person for receipt of such contract. An officer or employee who is employed by such person for less than 130 working days within 1 year immediately preceding the date of the submission that initiates agency consideration of such person shall be considered to be regularly employed as soon as he or she is employed by such person for 130 working days.

    (13) 'State,' as used in this clause, means a State of the United States, the District of Columbia, the Commonwealth of Puerto Rico, a territory or possession of the United States, an agency or instrumentality of a State, and multi-State, regional, or interstate entity having governmental duties and powers.

(b) Prohibitions. The offeror, by signing its offer, hereby certifies to the best of his or her knowledge and belief that:

    (1) No Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with the awarding of any Federal contract, the making of any Federal grant, the making of any Federal loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment or modification of any Federal contract, grant, loan, or cooperative agreement;

    (2) If any funds other than Federal appropriated funds (including profit or fee received under a covered Federal action) have been paid, or will be paid, to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with the screening information request (SIR), the offeror shall complete and submit, with its offer, OMB Standard Form LLL, Disclosure of Lobbying Activities, to the Contracting Officer; and

    (3) He or she will include the language of this clause in all subcontract awards at any tier and require that all recipients of subcontract awards in excess of $100,000 shall disclose accordingly.

                                                             Section K, Page 12

                      PART IV - REPRESENTATIONS AND INSTRUCTIONS
           SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS
                                     OF OFFERORS


    (4) This certification and disclosure is a prerequisite for making or entering into this contract imposed by the Act. Any person who makes a prohibited expenditure or fails to file or amend a disclosure form, shall be subject to a civil penalty of not less than $10,000 and not more than $100,000, for each such failure.

(c) The prohibitions of the Act do not apply under the following conditions:

    (1)  Agency and legislative liaison by own employees.

         (i) The prohibition on the use of appropriated funds, in subparagraph (b)(1) of this clause, does not apply in the case of a payment of reasonable compensation made to an officer or employee of a person requesting or receiving a covered Federal action if the payment is for agency and legislative liaison activities not directly related to a covered Federal action.

         (ii) For purposes of subdivision (c)(1)(i) of this clause, providing any information specifically requested by an agency or Congress is permitted at any time.

         (iii) The following agency and legislative liaison activities are permitted at any time where they are not related to a specific solicitation for any covered Federal action:

                (A) Discussing with an agency the qualities and characteristics (including individual demonstrations) of the person's products or services, conditions or terms of sale, and service capabilities.

                (B) Technical discussions and other activities regarding the application or adaptation of the person's products or services for an agency's use.

         (iv) The following agency and legislative liaison activities are permitted where they are prior to Screening Information Request (SIR) of any covered Federal action:

                (A) Providing any information not specifically requested but necessary for an agency to make an informed decision about initiation of a covered Federal action;

                (B) Technical discussions regarding the preparation of an unsolicited proposal prior to its official submission; and

                (C) Capability presentations by persons seeking awards from an agency pursuant to the provisions of a law authorizing such actions;

                                                             Section K, Page 13

                      PART IV - REPRESENTATIONS AND INSTRUCTIONS
           SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS
                                     OF OFFERORS


         (v)    Only those services expressly authorized by subdivision
(c)(1)(i) of this clause are permitted under this clause.

    (2)  Professional and technical services.

         (i) The prohibition on the use of appropriated funds, in subparagraph (b)(1) of this clause, does not apply in the case of.'

                (A) A payment of reasonable compensation made to an officer or employee of a person requesting or receiving a covered Federal action or an extension, continuation, renewal, amendment, or modification of a covered Federal action, if payment is for professional or technical services rendered directly in the preparation, submission, or negotiation of submittal/offer or application for that Federal action or for meeting requirements imposed by or pursuant to law as a condition for receiving that Federal action.

                (B) Any reasonable payment to a person, other than an officer or employee of a person requesting or receiving a covered Federal action or an extension, continuation, renewal, amendment, or modification of a covered Federal action if the payment is for professional or technical services rendered directly in the preparation, submission, or negotiation of any submittal/offer or application for that Federal action or for meeting requirements imposed by or pursuant to law as a condition for receiving that Federal action. Persons other than officers or employees of a person requesting or receiving a covered Federal action include consultants and trade associations.

         (ii) For purposes of subdivision (c)(2)(i) of this clause, professional and technical services' shall be limited to advice and analysis directly applying any professional or technical discipline. For example, drafting of a legal document accompanying a submittal/offer by a lawyer, is allowable. Similarly, technical advice provided by an engineer on the performance or operational capability of a piece of equipment rendered directly in the negotiation of a contract is allowable. However, communications with the intent to influence made by a professional (such as a licensed lawyer) or a technical person (such as a licensed accountant) are not allowable under this section unless they provide advice and analysis directly applying their professional or technical expertise and unless the advice or analysis is rendered directly and solely in the preparation, submission or negotiation of a covered Federal action. Thus, for example, communications with the intent to influence made by a lawyer that do not provide legal advice or analysis directly and solely related to the legal aspects of his or her client's submittal/offer, but generally advocate one proposal over another are not allowable under this section because the lawyer is not providing professional legal services. Similarly, communications with the intent to influence made by an engineer providing an engineering analysis prior to the preparation or submission of a submittal/offer are not allowable under this

                                                             Section K, Page 14

                      PART IV - REPRESENTATIONS AND INSTRUCTIONS
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                                     OF OFFERORS

section since the engineer is providing technical services but not directly in the preparation, submission or negotiation of a covered Federal action.

         (iii) Requirements imposed by or pursuant to law as a condition for receiving a covered Federal award include those required by law or regulation and any other requirements in the actual award documents.

         (iv)   Only those services expressly authorized by subdivisions
(c)(2)(i) and (ii) of this clause are permitted under this clause.

         (v) The reporting requirements herein shall not apply with respect to payments of reasonable compensation made to regularly employed officers or employees of a person.

(e) Disclosure.

    (1) The Contractor who requests or receives from an agency a Federal contract shall file with that agency a disclosure form, OMB Standard Form LLL, Disclosure of Lobbying Activities, if such person has made or has agreed to make any payment using nonappropriated funds (to include profits from any covered Federal action), which would be prohibited under subparagraph (b)(1) of this clause, if paid for with appropriated funds.

    (2) The Contractor shall file a disclosure form at the end of each calendar quarter in which there occurs any event that materially affects the accuracy of the information contained in any disclosure form previously filed by such person under subparagraph (e)(1) of this clause. An event that materially affects the accuracy of the information reported includes:

         (i) A cumulative increase of $25,000 or more in the amount paid or expected to be paid for influencing or attempting to influence a covered Federal action; or

         (ii) A change in the person(s) or individual(s) influencing or attempting to influence a covered Federal action; or

         (iii) A change in the officer(s), employee(s), or Member(s) contacted to influence or attempt to influence a covered Federal action.

    (3) The Contractor shall require the certification, and if required, a disclosure form by any person who requests or receives any subcontractor exceeding $100,000 under the Federal contract.

                                                             Section K, Page 15

                      PART IV - REPRESENTATIONS AND INSTRUCTIONS
           SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS
                                     OF OFFERORS


    (4) All subcontractor disclosure forms shall be forwarded from tier to tier until received by the prime Contractor. The prime Contractor shall submit all disclosures to the Contracting Officer at the end of the calendar quarter in which the disclosure form is submitted by the subcontractor.

(f) Agreement. The Contractor agrees not to make any payment prohibited by this clause.

(g) Penalties.

    (1) Any person who makes an expenditure prohibited under paragraph (b) of this clause or fails to file or amend the disclosure form to be filed or amended by paragraph (b) shall be subject to civil penalties as provided for by 31 U.S.C. 1352. An imposition of a civil penalty does not prevent the Government from seeking any other remedy that may be applicable.

    (2) Contractors may rely without liability on the representations made by their subcontractors in the certification and in the disclosure form.

(h) Cost allowability. Nothing in this clause makes allowable or reasonable any costs which would otherwise be unallowable or unreasonable. Conversely, costs made specifically unallowable by the requirements in this clause will not be made allowable under any other provision.

                                   (End of clause)

3.2.5-12 Notice of Employment of Former United States Government Employees (Service Contracts)

               NOTICE OF EMPLOYMENT OF FORMER UNITED STATES GOVERNMENT
                     EMPLOYEES (SERVICE CONTRACTS) (OCTOBER 1996)

(a) This clause implements the Federal Workforce Restructuring Act of 1994 ("Buyout"), P.L. 103-226. The following requirements apply to any contract, task order, or other arrangement for service contracts entered into after March 30, 1994 and immediately upon knowledge of such arrangements.

(b) The offeror shall provide, along with the submittal, the following notice and certification of employment of employee(s) who were previously employed by the United States Government and received the voluntary separation incentive payment ("buyout"). This notice is required immediately upon the Contractor's knowledge at any time during the contract period. The Contractor shall provide notice to employees that in accordance with the buyout legislation, the

                                                             Section K, Page 16

                      PART IV - REPRESENTATIONS AND INSTRUCTIONS
           SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS
                                     OF OFFERORS



buyout employee performing on a personal service contract for the Untied States Government is required to repay the buyout incentive..

               NOTICE OF EMPLOYMENT OF FORMER UNITED STATES GOVERNMENT
                            EMPLOYEES (SERVICE CONTRACTS)

The following individuals are former United States Government employees who are presently employed by N/A [company name]. (Use as many lines as necessary.)

                   Former Agency of    Description of                          Date of Separation
Employee's Name    Employment          Contract Task       Subcontractor       from Agency
                       N/A

etc.

  X   This company has not hired and does not intend to hire any former United
----- States Government employees who took the buyout.

CONTRACTOR'S CERTIFICATION

On behalf of INVISION TECHNOLOGY, INC. I certify that the above information is accurate and complete to the best of my knowledge.

DAVID M. PILLOR


CONTRACTING OFFICER'S CERTIFICATION

I have reviewed the above information and have determined that:

___ The buyout legislation has not been violated

                                                             Section K, Page 17

                      PART IV - REPRESENTATIONS AND INSTRUCTIONS
           SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS
                                     OF OFFERORS

___ The employment is in violation of the buyout legislation and the employee is required to repay the incentive payment. The Contractor shall remind the employee of his/her obligation to pay.

_____________________________
[Contracting Officer's Name]
_____________________________
Date
                                   (End of clause)


3.5-6 Royalty Information.


                          ROYALTY INFORMATION (APRIL. 1996)

(a) Cost or charges for royalties. When the response to this solicitation contains costs or charges for royalties totaling more than $250, the following information may be included in the response relating to each separate item of royalty or license fee:
(1) Name and address of licenser.
(2) Date of license agreement.
(3) Patent numbers, patent application serial numbers, or other basis on which the royalty is payable.
(4) Brief description, including any part or model numbers of each contract item or component on which the royalty is payable.
(5) Percentage or dollar rate of royalty per unit.
(6) Unit price of contract item.
(7) Number of units.
(8) Total dollar amount of royalties.
(b) Copies of current licenses. In addition, if specifically requested by the Contracting Officer before execution of the contract, the offeror shall furnish a copy of the current license agreement and an identification of applicable claims of specific patents.

                                  (End of provision)

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                                                             Section K, Page 18

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           SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS
                                     OF OFFERORS


                                     ALTERNATE I

Substitute the following for the introductory portion of paragraph (a) of the basic clause:

When the response to this solicitation covers charges for special construction or special assembly that contain costs or charges for royalties totaling more than $250, the following information shall be included in the response relating to each separate item of royalty or license fee:



3.5-7 Patents-Notice of Government Licensee

                  PATENTS-NOTICE OF GOVERNMENT LICENSEE (APRIL 1996)

The Government is obligated to pay a royalty applicable to the proposed acquisition because of a license agreement between the Government and the patent owner. The patent number is

         _________________________[Contracting Officer fill in]

         _________________________[Contracting Officer fill in]

If the offeror is the owner of, or a licensee under, the patent, indicate below:
         (X) Owner           ( ) Licensee

If an offeror does not indicate that it is the owner or a licensee of the patent, its offer will be evaluated by adding thereto an amount equal to the royalty.

                                   (End of clause)

3.5-14 Representation of Limited Rights Data and Restricted Computer Software

                      REPRESENTATION OF LIMITED RIGHTS DATA AND
                    RESTRICTED COMPUTER SOFTWARE (OCTOBER 3, 1996)

(a) This Screening Information Request (SIR) sets forth the work to be performed if a contract award results, and the Government's known delivery requirements for data, as defined in the clause "Rights in Data-General." Any resulting contract may also provide the Government the option to order additional data under the "Additional Data Requirements" clause, if included in the contract. Any data delivered under the resulting contract will be subject to the "Rights in


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                                     OF OFFERORS


Data-General" clause that is to be included in this contract. Under the latter clause, a Contractor may withhold from delivery data that qualify as limited rights data or restricted computer software, and deliver form, fit, and function data in lieu thereof. The latter clause also may be used with its Alternates II and/or III to obtain delivery of limited rights data or restricted computer software, marked with Limited rights or restricted rights notices, as appropriate. In addition, use of Alternate V with this latter clause provides the Government the right to inspect such data at the Contractor's facility.

(b) As an aid in determining the Government's need to include any of the aforementioned Alternates in the clause "Rights in Data-General," the offeror's response to this Screening Information Request (SIR) may, to the extent feasible, complete the representation in paragraph (b) of this provision to either state that none of the data qualify as limited rights data or restricted computer software, or identify which of the data qualifies as limited rights data or restricted computer software. Any identification of limited rights data or restricted computer software in the offeror's response is not determinative of the status of such data should a contract be awarded to the offeror.

                        REPRESENTATION CONCERNING DATA RIGHTS

Offeror has reviewed the requirements for the delivery of data or software and states (offeror check appropriate block)--

[ ] None of the data proposed for fulfilling such requirements qualifies as limited rights data or restricted computer software.

[ ] Data proposed for fulfilling such requirements qualify as limited rights data or restricted computer software and are identified as follows:

        N/A - ALL SOFTWARE AND ELECTRONICALLY STORED DATA PROVIDED UNDER THIS CONTRACT IS SUBJECT TO INVISION'S SOFTWARE LICENSE AT ATTACHMENT B, SECTION J.

Note: "Limited rights data" and "Restricted computer software" are defined in the contract clause titled "Rights In Data-General."

                                  (End of provision)

3.6.2-3 Walsh-Healey Public Contracts Act Representation

WALSH-HEALEY PUBLIC CONTRACTS ACT REPRESENTATION (APRIL 1996)


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                      PART IV - REPRESENTATIONS AND INSTRUCTIONS
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                                     OF OFFERORS


The offeror represents as a part of this offer that the offeror is [ ] or is not [ ] a regular dealer in, or is IX] or is not [ ] a manufacturer of, the supplies offered.

                                  (End of provision)

3.6.2-5 Certification of Nonsegregated Facilities

                CERTIFICATION OF NONSEGREGATED FACILITIES (APRIL 1996)

    (a) "Segregated facilities," as used in this provision, means any waiting rooms, work areas, rest rooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees, that are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, or national origin because of habit, local custom, or otherwise.

    (b) By the submission of this offer, the offeror certifies that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not and will not permit its employees to perform their services at any location under its control where segregated facilities are maintained. The offer agrees that a breach of this certification is a violation of the Equal Opportunity clause in the contract.

    (c) The offeror further agrees that (except where it has obtained identical certifications from proposed subcontractors for specific time period) it will-

         (1) Obtain identical certifications from proposed subcontractors before the award of subcontracts under which the subcontractor will be subject to the Equal Opportunity clauses;

         (2)    Retain the certifications in the files; and

         (3) Forward the following notice to the proposed subcontractors (except if the proposed subcontractors have submitted identical certifications for specific time periods):

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                      PART IV - REPRESENTATIONS AND INSTRUCTIONS
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                                     OF OFFERORS


                         NOTICE TO PROSPECTIVE SUBCONTRACTORS
                                  OF REQUIREMENT FOR
                      CERTIFICATION OF NONSEGREGATED FACILITIES

A Certification of Nonsegregated Facilities must be submitted before the award of a subcontract under which the subcontractor will be subject to the Equal Opportunity clause. The certification may be submitted either for each subcontract or for all subcontractors during a period (i.e., quarterly, semiannually, or annually).

                                  (End of provision)

3.6.2-6 Previous Contracts and Compliance Reports

                PREVIOUS CONTRACTS AND COMPLIANCE REPORTS (APRIL 1996)

The offeror represents that--(a) It [ ] has, [X] has not, participated in a previous contract or subcontract subject either to the Equal Opportunity clause of this solicitation, the clause originally contained in Section 310 of Executive Order No. 10925, or the clause contained in Section 201 of Executive Order No. 11114; (b) It [ ] has, [X] has not, filed all required compliance reports; and (c) Representations indicating submission of required compliance reports, signed by proposed subcontractors, will be obtained before subcontract awards.
                                  (End of provision)

3.6.2-8 Affirmative Action Compliance

                      AFFIRMATIVE ACTION COMPLIANCE (APRIL 1996)

The offeror represents that (a) it [ ] has developed and has on file, [ ] has not developed and does not have on file, at each establishment, affirmative action programs required by the rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2), or (b) it [X] has not previously had contracts subject to the written affirmative action programs requirement of the rules and regulations of the Secretary of Labor.

                                  (End of provision)

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                      PART IV - REPRESENTATIONS AND INSTRUCTIONS
           SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS
                                     OF OFFERORS


3.6.3-1 Clean Air and Water Certification

                           CLEAN AIR AND WATER (APRIL 1996)

The Offerors signature on this contract constitutes an affirmative attestation that:

(a) Any facility to be used in the performance of this contract is not listed on the Environmental Protection Agency (EPA) List of Violating Facilities;

(b) The Offeror will immediately notify the Contracting Officer, of the receipt of any communication from the Administrator, or a designee, of the EPA, indicating that any facility that the Offeror uses for the performance of the contract is under consideration to be listed on the EPA List of Violating Facilities; and

(c) The Offeror will include a certification substantially the same as this certification, including this paragraph (c), in every nonexempt subcontract.

                                   (End of clause)


3.6.3-3 Hazardous Material Identification and Material Safety Data..

              HAZARDOUS MATERIAL IDENTIFICATION AND MATERIAL SAFETY DATA
                                     (APRIL 1996)

(a) Hazardous material, as used in this clause, includes any material defined as hazardous under the latest version of Federal Standard No. 313 (including revisions adopted during the term of the contract).

(b) The offeror must list any hazardous material, as defined in paragraph (a) of this clause, to be delivered under this contract. The hazardous material shall be properly identified and include any applicable identification number, such as National Stock Number or Special Item Number. This information shall also be included on the Material Safety Data Sheet submitted under this contract.

         Material                 Identification No.

         Lead                     7439-92-1

         Shell Diala Oil:

         Mid. distillate:         64742-46-7

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                      PART IV - REPRESENTATIONS AND INSTRUCTIONS
           SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS
                                     OF OFFERORS


         Napthenic distillate:         64742-53-6

         Butylated

         hydroxy toluene:              128-37-0

(c) The apparently successful offeror, by acceptance of the contract, certifies that the list in paragraph (b) of this clause is complete. This list must be updated during performance of the contract whenever the Contractor determines that any other material to be delivered under this contract is hazardous.

(d) The apparently successful offeror agrees to submit, for each item as required within 30 calendar days after contract award, a Material Safety Data Sheet, meeting the requirements of 29 CFR 1910.1200(g) and the latest version of Federal Standard No. 313, for all hazardous material identified in paragraph (b) of this clause. Data shall be submitted in accordance with Federal Standard No. 313, whether or not the apparently successful offeror is the actual manufacturer of these items. Failure to submit the Material Safety Data Sheet prior to award may result in the apparently successful offeror being considered nonresponsible and ineligible for award.

(e) If, after award, there is a change in the composition of the item(s) or a revision to Federal Standard No. 313, which renders incomplete or inaccurate the data submitted under paragraph (d) of this clause or the certification submitted under paragraph (c) of this clause, the Contractor shall promptly notify the Contracting Officer and resubmit the data.

(f) Neither the requirements of this clause nor any act or failure to act by the Government shall relieve the Contractor of any responsibility or liability for the safety of Government, Contractor, or subcontractor personnel or property.

(g) Nothing contained in this clause shall relieve the Contractor frown complying with applicable Federal, State, and local laws, codes, ordinances, and regulations (including the obtaining of licenses and permits) in connection with hazardous material.

(h) The Government's rights in data furnished under this contract with respect to hazardous material are as follows:

    (1) To use, duplicate and disclose any data to which this clause is applicable. The purposes of this right are to-

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                                                             Section K, Page 24

                      PART IV - REPRESENTATIONS AND INSTRUCTIONS
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                                     OF OFFERORS

         (i) Apprise personnel of the hazards to which they may be exposed in using, handling, packaging, transporting, or disposing of hazardous materials;

         (ii)   Obtain medical treatment for those affected by the material;

         (iii) Have others use, duplicate, and disclose the data for the Government for these purposes.

    (2) To use, duplicate, and disclose data furnished under this clause, in accordance with subparagraph (h)(1) of this clause, in precedence over any other clause of this contract providing for rights in data.

    (3) The Government is not precluded from using similar or identical data acquired from other sources.

         (i) Except as provided in paragraph (i)(2) the Contractor shall prepare and submit a sufficient number of Material Safety Data Sheets (MSDS's), meeting the requirements of 29 CFR 1910.1200(g) and the latest version of Federal Standard No. 313, for all hazardous materials identified in paragraph
(b) of this clause.

(1) For items shipped to consignees, the Contractor shall include a copy of the MSDS with the packing list or other suitable shipping document which accompanies each shipment. Alternatively, the Contractor is permitted to transmit MSDS's to consignees in advance of receipt of shipments by consignees, if authorized in writing by the Contracting Officer.

(2) For items shipped to consignees identified by mailing address as agency depots, distribution centers or customer supply centers, the Contractor shall provide one copy of the MSDS's in or on each shipping container. If affixed to the outside of each container, the MSDS must be placed in a weather resistant envelope.

                                   (End of clause)

3.6.4-15 Buy American Act Certificate

                       BUY AMERICAN ACT CERTIFICATE (JULY 1996)

(a) The offeror certifies that each end product, except as listed below, is a domestic end product (as defined in the clause "Buy American Act-Supplies,") and components of unknown origin are considered to have been mined, produced, or manufactured outside the United States.

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                                                             Section K, Page 25

                      PART IV - REPRESENTATIONS AND INSTRUCTIONS
           SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS
                                     OF OFFERORS


    Excluded End Product                         Country of Origin

    CLIN 0004 - Luggage Positioning Adapter      Switzerland

(b) The offeror agrees to furnish any additional information as the Contracting Officer may request to verify the above information and to evaluate the offer. Offerors may obtain from the Contracting Officer list of articles, materials, and supplies excepted from the Buy American Act.

                                  (End of provision)

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                                                             Section K, Page 26

                      PART IV - REPRESENTATIONS AND INSTRUCTIONS
           SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS
                                     OF OFFERORS


                                     ATTACHMENT A

               ADDITIONAL INFORMATION SUBMITTED IN REGARD TO 3.2.2.7-7
                           DISCLOSURE RE INDICTMENT (ITALY)

    The Offeror is a U.S. public company which is approximately 40% owned by HARAX Holdings, S.A., a Luxembourg company which is owned in turn by Eugenio Rendo. Mr. Rendo was a senior executive of the Italimprese group of companies in Italy, a large, privately-held conglomerate. Mr. Rendo, like a number of other senior executives of Italian corporations in recent years, has been charged in Italy with bribery of public officials in connection with obtaining public sector contracts. Mr. Rendo denies such allegations and is vigorously defending himself in such matter. In particular, Mr. Rendo asserts that the payments made by him which have been called into question were lawful contributions to a political party and he denies that any favor or other improper benefit was received in exchange. The charges were originally filed in 1993, and no trial date has been set.

    Mr. Rendo is not an officer or director of the Offeror, and the charges referred to above are unrelated to any activities of the Offeror. No allegations of any kind have ever been made with respect to the Offeror or any of its activities.